LETTER TO SHAREHOLDERS


Table of Contents
                                             Page

Letter to Shareholders                          1

Fund Reports

Franklin Arkansas
Municipal Bond Fund                             3

Franklin California
High Yield Municipal Fund                       7

Franklin Hawaii
Municipal Bond Fund                            16

Franklin Tennessee
Municipal Bond Fund                            21

Franklin Washington
Municipal Bond Fund                            25

Statement of Investments                       30

Financial Statements                           45

Notes to Financial Statements                  49


                                                               January 15, 1997

Dear Shareholder:

It's a pleasure to bring you the Franklin Municipal Securities Trust semi-annual report for the period ended November 30, 1996.

Interest rate volatility characterized much of the six-month reporting period. Early in the period, speculation about strong economic growth and higher inflation pushed interest rates up. In September, about midway through the period, reports showed that inflation remained under control and that the economy was slowing. As such, yields on debt instruments, including municipal securities, began to decline and continued to do so through November.

On November 30, 1996, the 30-year Treasury yield was 6.36%, compared with 7.0% at the beginning of the period on May 31, 1996.+ Reflecting a strong bond market, municipal bonds mostly outperformed the general bond market during the reporting period. In addition, longer-term bonds generally provided better value than short- to intermediate-term issues.

Looking forward, we believe the investment outlook is favorable for municipal bonds. Although equities caught the attention of investors in 1996, we may see some money shift into tax-free bonds as investors reassess the risk/reward potential of the different asset classes. We also expect to see a reduced supply of municipal bonds, as Congress tries to cut the deficit and states seek to limit their debt. This reduced supply, combined with a greater demand for municipal bonds, should help municipal bonds remain attractive investments.

The following pages contain specific information regarding your investment and the other funds in the Franklin Municipal Securities Trust. As always, we appreciate your continued support, welcome your comments and look forward to serving you in the years to come.

Sincerely,



Charles B. Johnson
Chairman
Franklin Municipal Securities Trust


+Source: Micropal.


FRANKLIN ARKANSAS MUNICIPAL BOND FUND

Your Fund's Objective:

Seeks to provide high current income exempt from regular federal and Arkansas state personal income taxes while seeking preservation of capital by investing primarily in a portfolio of Arkansas municipal securities.*

State Update

Arkansas continued to exhibit good financial performance. The growth of the state's principal revenue sources (sales, use, individual and corporate income taxes) remained steady and, for fiscal year 1995, the accumulated general fund balance was $1.2 billion (19% of revenues). In addition, the cost of doing business remained low (96% of the U.S. level) which makes the state an attractive place for businesses.**

Arkansas' economic expansion is slowing down, however, and employment growth, which peaked at an annualized rate of 4.7% in March 1995, is expected to average less than 2.0% in 1996.




GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT




*The fund may invest as much as 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax. All or a significant portion of the income on these obligations may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

**Source: Moody's Municipal Credit Report, 10/17/96.


Layoffs in the defense industry have been offset by growth in other areas, including food processing and the service sectors. Overall, the state's economic growth rate continued to exceed national levels and has done so since 1991.

Portfolio Notes

Throughout the past six months, new municipal bond issuance in Arkansas has remained relatively light. This lack of issuance, coupled with strong demand for Arkansas bonds, has helped keep yields for Arkansas' bonds lower than the national markets. Although spreads generally narrowed between high quality AAA-rated and lower quality BBB-rated bonds, the Franklin Arkansas Municipal Bond Fund found opportunities to purchase BBB-rated bonds that were considered cheap to the market, thereby increasing the amount of these bonds in the portfolio from 14.1% of total long-term investments on May 31, 1996, to 18.1% on November 30, 1996.


   Franklin Arkansas Municipal Bond Fund
   Portfolio Breakdown on November 30, 1996
   Based on Total Long-Term Investments

                                   % of Total
                                    Long-Term
   Sector                          Investments
   -------------------------------------------
   Utilities                         31.0%

   Hospitals                         21.8%

   Education                         20.7%

   Housing                            9.3%

   General Obligations                8.8%

   Transportation                     4.4%

   Industrial                         4.0%


For a complete list of portfolio holdings, please see page 30 of this report.


Overall, the fund experienced light cashflows and concentrated on purchasing current coupon bonds offering good yields. As a result of the small size of the fund's portfolio, it was advantageous to remain fully invested during the reporting period.

Performance Summary

We are pleased to report that the Franklin Arkansas Municipal Bond Fund's share price, as measured by net asset value, increased 39.0 cents, from $10.21 on May 31, 1996, to $10.60 on November 30, 1996.

At the end of the reporting period, your fund's distribution rate was 5.31%, based on an annualization of the current monthly dividend of 4.9 cents ($0.049) per share and the maximum offering price of $11.07 on November 30, 1996. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Arkansas state personal income tax bracket of 43.8% would need to earn 9.45% from a taxable investment to match the fund's tax-free distribution rate.


   Franklin Arkansas Municipal Bond Fund
   Dividend Distributions 6/1/96 -- 11/30/96*

                                   Dividend
   Month                           Per Share
---------------------------------------------
   June                            4.9 cents

   July                            4.9 cents

   August                          4.9 cents

   September                       4.9 cents

   October                         4.9 cents

   November                        4.9 cents

   Total                          29.4 cents




GRAPHIC MATERIAL 2 OMITTED - SEE APPENDIX AT END OF DOCUMENT




The fund posted a cumulative total return of +6.77% for the six-month period ended November 30, 1996, and a one-year total return of +6.49%. Total returns measure the change in value over the periods indicated, assuming reinvestment of dividends and capital gains. These calculations do not include the initial sales charge, and past performance is not predictive of future results.


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.


Franklin Arkansas Municipal Bond Fund
Periods Ended November 30, 1996

                                                                        Since
                                                                      Inception
                                                            1-Year    (5/10/94)
--------------------------------------------------------------------------------

               Cumulative Total Return1                     6.49%      20.41%

               Average Annual Total Return2                 1.94%       5.73%


               Distribution Rate3                                 5.31%

               Taxable Equivalent Distribution Rate4              9.45%

               30-Day Standardized Yield5                         5.40%

               Taxable Equivalent Yield4                          9.61%
--------------------------------------------------------------------------------


1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include sales charges. See Note below.

2. Average annual total returns measure the change in value of an investment over the periods indicated and include the maximum 4.25% initial sales charge. See Note below.

3. Based on an annualization of the current 4.9 cent per share monthly dividend and the maximum offering price of $11.07 on November 30, 1996.

4. Taxable equivalent distribution rate and yield assume the 1996 maximum combined federal and Arkansas state personal income tax bracket of 43.8%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended November 30, 1996.

Note: All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

The fund's manager agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases distribution rate, yield and total return to shareholders. Without this waiver, the fund's distribution rate and total return would have been lower, and yield for the period would have been 4.65%. The fee waiver may be discontinued at any time upon notice to the fund's Board of Trustees.


FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND

Your Fund's Objective:

Seeks to provide high current income exempt from regular federal and California state personal income taxes while seeking preservation of capital by investing primarily in a portfolio of high-yielding, medium-, lower-, and non-rated California municipal securities.*

State Update

At the close of California's 1995-96 fiscal year on June 30, 1996, the state had experienced its second year of operating surpluses and broad economic improvement. Additionally, California's employment level returned to its pre-recession level. Based in part on the state's improving economic position, Standard & Poor's Corporation (a national rating agency) raised its rating of California's debt from A to A+.

According to a letter Governor Pete Wilson sent on September 12, 1996, to California's senators and assemblymembers, the state had finally regained the 730,000 jobs lost during the recession in the early 1990's. Despite the strong job growth, however, California's unemployment level (7.1%) is still above the national average of 5.4%.** This higher-than-national-average unemployment level, coupled with structural issues --including mandated school-funding levels, new prison-sentencing laws and a moderate, but growing debt level -- will impede California's debt from receiving a higher rating. Nonetheless, Standard & Poor's holds a stable outlook for the state's municipal debt.


*For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable. In general, an investor is paid a higher yield to assume a greater degree of risk.

**Source: Standard & Poor's Creditweek Municipal, September 9, 1996.


Portfolio Notes

During the reporting period, the fund's value-oriented approach led us to invest more assets in investment-grade issues, as the differences between yields (yield spread) on lower- and higher-rated issues decreased. On May 31, 1996, 26.1% of the fund's total long-term investments was in issues rated BB or lower, compared with 15.8% on November 30, 1996.

We participated in several new issues over the six-month period, including one issued by the California Housing Finance Agency to provide construction and financing loans for multifamily rental developments. We also participated in an issue which allowed the San Francisco Airport Authority to finance some of the airport's architecture, engineering and construction costs, and an offering by the Calexico Special Finance Authority to refinance a previously issued security.


   Franklin California High Yield Municipal Fund
   Portfolio Breakdown on November 30, 1996
   Based on Total Long-Term Investments

                                          % of Total
                                           Long-Term
   Sector                                 Investments
   --------------------------------------------------
   Transportation                            24.7%

   Utilities                                 12.9%

   Housing                                   10.5%

   Certificates of Participation             10.1%

   Mello-Roos Bonds                           9.8%

   Tax Allocation Bonds                       7.0%

   Special Assessment Bonds                   6.5%

   Marks-Roos Bonds                           5.9%

   Industrial Revenue Bonds                   4.2%

   Education                                  2.0%

   Hospitals                                  2.0%

   General Obligations                        1.8%

   Other Revenue                              1.5%

   Health Care                                1.1%

For a complete list of portfolio holdings, please see page 32 of this report.

A generally lower supply of non-rated issues has reduced investment opportunities for us and other high-yield investors. Fortunately, the large size of Franklin Templeton's Municipal Bond Department can be an advantage in a tight market. For example, as the largest investor in California municipal debt, Franklin is often consulted by bond issuers who want to make their new issues more marketable. In addition, our location in California, combined with our extensive experience in analyzing California debt, enables us to effectively explore, evaluate and participate in non-rated deals as they come to market.

Looking forward, we will continue to build strong relationships with national and regional dealers to help ensure that we are fully aware of investment opportunities.




GRAPHIC MATERIAL 3 OMITTED - SEE APPENDIX AT END OF DOCUMENT




Performance Summary

Class I

We are pleased to report that the Franklin California High Yield Municipal Fund's Class I share price, as measured by net asset value, increased 38.0 cents during the reporting period, from $9.81 on May 31, 1996, to $10.19 on November 30, 1996.

At the end of the reporting period, your fund's distribution rate was 5.86%, based on an annualization of the current monthly dividend of 5.2 cents ($0.052) per share and the maximum offering price of $10.64 on November 30, 1996. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future results.


   Franklin California High Yield Municipal Fund
   Class I
   Dividend Distributions 6/1/96 -- 11/30/96*

                                          Dividend
   Month                                  Per Share
   ------------------------------------------------
   June                                   5.5 cents

   July                                   5.5 cents

   August                                 5.5 cents

   September                              5.2 cents

   October                                5.2 cents

   November                               5.2 cents

   Total                                 32.1 cents



*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.

This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. As the chart to the right illustrates, an investor in the maximum combined federal and California state personal income tax bracket of 45.2%, would have to earn 10.69% from a taxable investment to match the fund's tax-free distribution rate.

The fund posted a cumulative total return of +7.22% for the six-month period ended November 30, 1996, and a one-year total return of +7.85%. Total returns measure the change in value over the periods indicated, assuming reinvestment of dividends and capital gains. These calculations do not include the initial sales charge, and past performance is not predictive of future results.




GRAPHIC MATERIAL 4 OMITTED - SEE APPENDIX AT END OF DOCUMENT




Franklin California High Yield Municipal Fund -- Class I

Periods Ended November 30, 1996

                                                                                      Since
                                                                                     Inception
                                                                 1-Year    3-Year    (5/3/93)
-----------------------------------------------------------------------------------------------

               Cumulative Total Return1                          7.85%     21.06%     26.88%

               Average Annual Total Return2                      3.24%      5.03%      5.60%


               Distribution Rate3                                     5.86%

               Taxable Equivalent Distribution Rate4                 10.69%

               30-Day Standardized Yield5                             5.93%

               Equivalent Taxable Yield4                             10.83%
-----------------------------------------------------------------------------------------------

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the sales charge. See Note below.

2. Average annual total returns represent the average annual change in value of an investment over the specified periods and include the maximum 4.25% initial sales charge. See Note below.

3. Distribution rate is based on an annualization of the current 5.2 cent per share monthly dividend and the maximum offering price of $10.64 on November 30, 1996.

4. Taxable equivalent distribution rate and yield assume the maximum combined federal and California state personal income tax bracket of 45.2% based on the federal tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended November 30, 1996.

Note: Prior to July 1, 1994, Class I shares were offered at a higher initial sales charge. Thus, actual total returns for purchasers of shares during that period would have been somewhat lower than noted above. All total return calculations assume reinvestment of dividends and capital gains, if any, at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

The fund's manager agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases distribution rate, yield and total return. Without this waiver, the fund's distribution rate and total return would have been lower, and yield for the period would have been 5.54%. The fee waiver may be discontinued upon notice to the fund's Board of Trustees.


Performance Summary

Class II

We are pleased to report that the Franklin California High Yield Municipal Fund's Class II share price, as measured by net asset value, increased 37.0 cents during the reporting period, from $9.82 on May 31, 1996, to $10.19 on November 30, 1996.

At the end of the reporting period, your fund's distribution rate was 5.43%, based on an annualization of the current monthly dividend of 4.66 cents ($0.0466) per share and the maximum offering price of $10.29 on November 30, 1996. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future results.


   Franklin California High Yield Municipal Fund
   Class II
   Dividend Distributions 6/1/96 -- 11/30/96*

                                          Dividend
   Month                                  Per Share
   ------------------------------------------------

   June                                  5.03 cents

   July                                  5.12 cents

   August                                5.12 cents

   September                             4.82 cents

   October                               4.66 cents

   November                              4.66 cents

   Total                                29.41 cents


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. As the chart to the right illustrates, an investor in the maximum combined federal and California state personal income tax bracket of 45.2% would have to earn 9.91% from a taxable investment to match the fund's tax-free distribution rate.

The fund posted a cumulative total return of +6.82% for the six-month period ended November 30, 1996. Total return measures the change in value over the period indicated, assuming reinvestment of dividends and capital gains.

This calculation does not include the initial sales charge, and past performance is not predictive of future results.




GRAPHIC MATERIAL 5 OMITTED - SEE APPENDIX AT END OF DOCUMENT




Franklin California High Yield Municipal Fund -- Class II

Period Ended November 30, 1996

                                                                        Since
                                                                      Inception
                                                                      (5/1/96)
--------------------------------------------------------------------------------

           Cumulative Total Return1                                     7.28%

           Aggregate Total Return2                                      5.21%


           Distribution Rate3                                5.43%

           Taxable Equivalent Distribution Rate4             9.91%

           30-Day Standardized Yield5                        5.56%

           Taxable Equivalent Yield4                        10.15%
--------------------------------------------------------------------------------


1. Cumulative total return measures the change in value of an investment over the period indicated and does not include the 1.0% initial sales charge and 1.0% contingent deferred sales charge (CDSC) applicable to shares redeemed within the first 18 months of investment.

2. Aggregate total return measures the change in value of an investment since inception and includes the 1.0% initial sales charge and 1.0% CDSC. Since the fund has existed for less than one year, average annual total returns are not provided.

3. Distribution rate is based on an annualization of the current 4.66 cent per share monthly dividend and the maximum offering price of $10.29 on November 30, 1996.

4. Taxable equivalent distribution rate and yield assume the maximum combined federal and California state personal income tax bracket of 45.2% based on the federal tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended November 30, 1996.

All total return calculations assume reinvestment of dividends and capital gains, if any, at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

The fund's manager agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases distribution rate, yield and total return. Without this waiver, the fund's distribution rate and total return would have been lower, and yield for the period would have been 5.15%. The fee waiver may be discontinued upon notice to the fund's Board of Trustees.


FRANKLIN HAWAII MUNICIPAL BOND FUND

Your Fund's Objective:

Seeks to provide shareholders with a high level of current income exempt from regular federal and Hawaii state personal income taxes while seeking preservation of capital by investing primarily in a portfolio of Hawaii municipal securities.*

State Update

Hawaii continued to experience moderate growth during the reporting period with relatively low unemployment (5.4%) in October 1996. The service sector, in particular, gained 700 new jobs in 1996.**

Tourism, an important element of the Hawaiian economy, grew by a moderate 3.2% in 1995 and continued to improve in 1996. While visitors from mainland United States accounted for close to 60% of all visitors, those from Japan and South Korea represented the fastest growing element. The diversification of Hawaii's tourist base should help limit Hawaii's exposure to the economic swings of the mainland U.S. in the future.++


   Franklin Hawaii Municipal Bond Fund
   Portfolio Breakdown on November 30, 1996
   Based on Total Long-Term Investments

                                     % of Total
                                      Long-Term
   Sector                            Investments
------------------------------------------------
   Utilities                            28.1%

   Transportation                       20.2%

   Housing                              19.0%

   Hospitals                            17.6%

   General Obligations                   7.9%

   Pre-Refunded                          6.0%

   Industrial                            1.2%


For a complete list of portfolio holdings, please see page 36 of this report.


*The fund may invest as much as 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax. All or a significant portion of the income on these obligations may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

**Source: U.S. Bureau of Labor Statistics.

++Source: Standard & Poor's Creditweek Municipal, March 25, 1996.

Although Hawaii has a relatively high level of municipal debt, proposals for the repeal of some tax credits and the implementation of incremental spending restrictions could help realign the state's financial position. Hawaii's general obligation debt has been rated AA by Standard & Poor's, a national rating agency.

Portfolio Notes

During the six-month period, we continued to seek bonds with high credit ratings. For example, the percentage of the fund's total long-term investments in securities rated AAA and AA increased from 59.2% on May 31, 1996, to 65.0% on November 30, 1996. We also maintained our conservative approach to portfolio management, selecting new issues based on their stability and income-producing potential. As you can see from the portfolio breakdown on the preceeding page, the majority of the fund's assets were invested across sectors that typically provide stable income -- utilities, transportation, housing and hospitals.

Although the state's debt ratio remains high, Hawaii's general obligation debt continues to enjoy high ratings from Moody's and Standard & Poor's, two national credit-rating agencies. The state's debt continues to enjoy excellent market reception, and our investment outlook for the state's municipal securities remains positive.




GRAPHIC MATERIAL 6 OMITTED - SEE APPENDIX AT END OF DOCUMENT




Performance Summary

We are pleased to report that the Franklin Hawaii Municipal Bond Fund's share price, as measured by net asset value, increased 40.0 cents during the reporting period, from $10.54 on May 31, 1996, to $10.94 on Nov-ember 30, 1996.

At the end of the reporting period, your fund's distribution rate was 5.25%, based on an an- nualization of the current monthly dividend of 5.0 cents ($0.05) per share and the maximum offering price of $11.43 on November 30, 1996. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future results.

This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. As the chart to the right illustrates, an investor in the maximum combined federal and Hawaii state personal income tax bracket of 45.6%, would have to earn 9.65% from a taxable investment to match the fund's tax-free distribution rate.


   Franklin Hawaii Municipal Bond Fund
   Dividend Distributions 6/1/96 -- 11/30/96*

                                    Dividend
   Month                            Per Share
   ------------------------------------------
   June                             5.0 cents

   July                             5.0 cents

   August                           5.0 cents

   September                        5.0 cents

   October                          5.0 cents

   November                         5.0 cents

   Total                           30.0 cents


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.

The fund posted a cumulative total return of +6.70% for the six-month period ended November 30, 1996, and a one-year total return of +6.29%. Total returns measure the change in value over the periods indicated, assuming reinvestment of dividends and capital gains. These calculations do not include the initial sales charge, and past performance is not predictive of future results.




GRAPHIC MATERIAL 7 OMITTED - SEE APPENDIX AT END OF DOCUMENT




Franklin Hawaii Municipal Bond Fund
Periods Ended November 30, 1996

                                                                                      Since
                                                                                     Inception
                                                                 1-Year    3-Year    (2/26/92)
----------------------------------------------------------------------------------------------

               Cumulative Total Return1                          6.29%     17.66%     42.52%

               Average Annual Total Return2                      1.80%      4.05%      6.76%


               Distribution Rate3                                     5.25%

               Taxable Equivalent Distribution Rate4                  9.65%

               30-Day Standardized Yield5                             5.16%

               Taxable Equivalent Yield4                              9.49%
-----------------------------------------------------------------------------------------------

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the sales charge. See Note below.

2. Average annual total returns represent the average annual change in value of an investment over the specified periods and include the maximum 4.25% initial sales charge. See Note below.

3. Distribution rate is based on an annualization of the current 5.0 cent per share monthly dividend and the maximum offering price of $11.43 on November 30, 1996.

4. Taxable equivalent distribution rate and yield assume the maximum combined federal and Hawaii state personal income tax bracket of 45.6%, based on the federal tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended Novem- ber 30, 1996.

Note: Prior to July 1, 1994, shares were offered at a higher initial sales charge. Thus, actual total returns for purchasers of shares during that period would have been somewhat lower than noted above. All total return calculations assume reinvestment of dividends and capital gains, if any, at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

The fund's manager agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases distribution rate, yield and total return. Without this waiver, the fund's distribution rate and total return would have been lower, and yield for the period would have been 4.75%. The fee waiver may be discontinued upon notice to the fund's Board of Trustees.


FRANKLIN TENNESSEE MUNICIPAL BOND FUND

Your Fund's Objective:

Seeks to provide high current income exempt from regular federal and Tennessee state personal income taxes while seeking preservation of capital by investing primarily in a portfolio of Tennessee municipal securities.*

State Update

Tennessee's economy has diversified through strong service-sector employment growth and expansion in the health services and distribution industries. The location and expansion of the Saturn and Nissan facilities and other automobile-related businesses have strengthened the state's manufacturing sector significantly. Auto suppliers are expected to continue moving into the state to take advantage of Tennessee's central location in the southern-based automobile industry.

The state's financial picture remains sound. A $132 million surplus in fiscal 1993, resulting from tax increases and spending restraints, has carried forward and increased the general fund balance to $363 million -- including $150 million designated for revenue fluctuations. The fiscal 1995-96 budget assumes no permanent tax or fee increases, nor does management expect to draw on the reserve funds. Tennessee's debt burden remains low, and the positive outlook for the state reflects ongoing economic diversification and a sound financial position.




GRAPHIC MATERIAL 8 OMITTED - SEE APPENDIX AT END OF DOCUMENT




*The fund may invest as much as 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax. All or a significant portion of the income on these obligations may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

Portfolio Notes

We took advantage of a favorable yield-spread environment during the period to considerably increase the credit quality of the portfolio. Typically, lower quality bonds pay higher yields than better quality bonds. The higher yield is often paid to compensate the investor for taking on more risk. During the period, however, yields on higher quality bonds were nearly as strong as those generated by lower quality bonds. By purchasing the higher quality bonds, we maintained our income and improved our overall credit quality. On November 30, 1996, approximately 47% of the bonds in the portfolio were rated AAA, compared with only 40% on May 31, 1996.

Purchases made during the reporting period were concentrated in "essential service" sectors, such as education and direct revenue utility issues. Education and utility bonds comprised 6.6% and 9.5%, respectively, of the portfolio's total long-term investments on November 30, up significantly from six months earlier (2.7% and 6.3%, respectively). We participated in issues offered by the Tennessee State School Board Authority, McKenzie High School District, and the Collierville Utility District.


   Franklin Tennessee Municipal Bond Fund
   Portfolio Breakdown on November 30, 1996
   Based on Total Long-Term Investments

                                     % of Total
                                      Long-Term
   Sector                            Investments
   ---------------------------------------------
   Housing                              22.9%

   Industrial                           21.1%

   General Obligations                  17.5%

   Transportation                       11.1%

   Utilities                             9.5%

   Education                             6.6%

   Other Revenue                         4.5%

   Hospitals                             2.9%

   Pre-Refunded                          2.7%

   Certificates of Participation         1.2%


For a complete list of portfolio holdings, please see page 39 of this report.

The purchases made over the six-month period were funded by an increase of assets in the Franklin Tennessee Municipal Bond Fund. The fund's net assets grew over 34% between May 31 and November 30, 1996, from $13.956 million to $18.722 million. Looking forward, a light supply of Tennessee bonds should keep the demand for such securities strong. This should bode well for the fund's performance.

Performance Summary

We are pleased to report that the Franklin Tennessee Municipal Bond Fund's share price, as measured by net asset value, increased 42.0 cents, from $10.40 on May 31, 1996, to $10.82 on November 30, 1996.

At the end of the reporting period, your fund's distribution rate was 5.31%, based on an annualization of the current monthly dividend of 5.0 cents ($0.05) per share and the maximum offering price of $11.30 on November 30, 1996. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Tennessee state personal income tax bracket of 43.2% would need to earn 9.35% from a taxable investment to match the fund's tax-free distribution rate.


   Franklin Tennessee Municipal Bond Fund
   Dividend Distributions 6/1/96 -- 11/30/96*

                                   Dividend
   Month                           Per Share
   -----------------------------------------
   June                            5.0 cents

   July                            5.0 cents

   August                          5.0 cents

   September                       5.0 cents

   October                         5.0 cents

   November                        5.0 cents

   Total                          30.0 cents




GRAPHIC MATERIAL 9 OMITTED - SEE APPENDIX AT END OF DOCUMENT




The fund posted a cumulative total return of +7.00% for the six-month period ended November 30, 1996, and a one-year total return of +6.49%. Total returns measure the change in value over the periods indicated, assuming reinvestment of dividends and capital gains. These calculations do not include the initial sales charge, and past performance is not predictive of future results.


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.


Franklin Tennessee Municipal Bond Fund

Periods Ended November 30, 1996

                                                                      Since
                                                                    Inception
                                                          1-Year    (5/10/94)
-----------------------------------------------------------------------------

          Cumulative Total Return1                        6.49%      23.02%

          Average Annual Total Return2                    1.94%       6.62%


          Distribution Rate3                                    5.31%

          Taxable Equivalent Distribution Rate4                 9.35%

          30-Day Standardized Yield5                            5.12%

          Taxable Equivalent Yield4                             9.02%
-----------------------------------------------------------------------------


1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include sales charges. See Note below.

2. Average annual total returns measure the change in value of an investment over the periods indicated and include the maximum 4.25% initial sales charge. See Note below.

3. Based on an annualization of the current 5.0 cent per share dividend and the maximum offering price of $11.30 on November 30, 1996.

4. Taxable equivalent distribution rate and yield assume the 1996 maximum combined federal and Tennessee state personal income tax bracket of 43.2%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended November 30, 1996

Note: All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

The fund's manager agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases distribution rate, yield and total return to shareholders. Without this waiver, the fund's distribution rate and total return would have been lower, and yield for the period would have been 4.66%. The fee waiver may be discontinued at any time upon notice to the fund's Board of Trustees.


FRANKLIN WASHINGTON MUNICIPAL BOND FUND

Your Fund's Objective:

Seeks to provide high current income exempt from regular federal income tax while seeking preservation of capital by investing primarily in a portfolio of Washington municipal securities.*

State Update

Washington's economy continued to strengthen through its gradual diversification into services, trade and high-tech, as well as from the rejuvenation of the aerospace industry. While in the past we have lamented the plight of Boeing, 1996 was one of the best years for this Seattle-based firm. It won orders for $46 billion worth of aircraft in 1996 alone.**

Although Boeing promises to remain a stalwart, if at times cyclical element of Washington's economy, the trend is toward a more diverse and mature economic base. Well-known Washington-based companies representing this trend include Nordstrom, Starbucks and Microsoft. Many companies and families, are attracted to the state by the generous tax incentives given to firms and the lower-than-national-average living expenses.


   Franklin Washington Municipal Bond Fund
   Portfolio Breakdown on November 30, 1996
   Based on Total Long-Term Investments

                                      % of Total
                                       Long-Term
   Sector                             Investments
   ----------------------------------------------
   Utilities                            33.1%

   General Obligations                  23.6%

   Housing                              14.1%

   Education                            12.3%

   Industrial                           10.6%

   Transportation                        2.6%

   Hospitals                             2.4%

   Certificates of Participation         1.3%


For a complete list of portfolio holdings, please see page 42 of this report.


*The fund may invest as much as 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax. All or a significant portion of the income on these obligations may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

**Source: Bloomberg, December 3, 1996.

The state's overall debt burden is considered moderate, which can be partly attributed to Initiative 601 and its mandated limits on state spending and debt levels. Because the state's revenue is largely derived from sales and gross-receipt taxes, it can be vulnerable to economic downturns. The state's general obligation debt continued to receive an AA rating from Standard & Poor's Corporation, a national rating agency.++

Portfolio Notes

During the reporting period, we continued to manage the fund conservatively, focusing security selection on stable issues with income-producing potential. As you can see from the table on the preceding page, a majority of the fund's assets was invested in bonds of sectors that typically provide stable income -- utilities, housing and industrial. Additionally, we sought to maintain the fund's high level of investment in bonds with high credit qualities; as of November 30, 1996, 85.5% of total long-term investments was in bonds rated A or better.

As Washington's economy continues to diversify and becomes less cyclical, the state's financial position should continue to improve. Based on this outlook and the state's sound fiscal policies, we believe Washington's municipal debt should remain an attractive investment.




GRAPHIC MATERIAL 10 OMITTED - SEE APPENDIX AT END OF DOCUMENT




++Source: Standard & Poor's Creditweek Municipal, June 24, 1996.


Performance Summary

We are pleased to report that the Franklin Washington Municipal Bond Fund's share price, as measured by net asset value, increased 39.0 cents during the reporting period, from $9.80 on May 31, 1996, to $10.19 on Nov- ember 30, 1996.

At the end of the reporting period, your fund's distribution rate was 5.41%, based on an annualization of the current monthly dividend of 4.8 cents ($0.048) per share and the maximum offering price of $10.64 on November 30, 1996. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future results.

This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. As the chart on the next page illustrates, an investor in the maximum federal income tax bracket of 39.6% would have to earn 8.96% from a taxable investment to match the fund's tax-free distribution rate.


   Franklin Washington Municipal Bond Fund
   Dividend Distributions 6/1/96 -- 11/30/96*

                                          Dividend
   Month                                  Per Share
   ------------------------------------------------

   June                                   4.8 cents

   July                                   4.8 cents

   August                                 4.8 cents

   September                              4.8 cents

   October                                4.8 cents

   November                               4.8 cents

   Total                                 28.8 cents


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.

The fund posted a cumulative total return of +6.99% for the six-month period ended November 30, 1996, and a one-year total return of +6.21%. Total returns measure the change in value over the periods indicated, assuming reinvestment of dividends and capital gains. These calculations do not include the initial sales charge, and past performance is not predictive of future results.




GRAPHIC MATERIAL 11 OMITTED - SEE APPENDIX AT END OF DOCUMENT




Franklin Washington Municipal Bond Fund

Periods Ended November 30, 1996

                                                                                      Since
                                                                                     Inception
                                                                 1-Year    3-Year    (5/3/93)
-------------------------------------------------------------------------------------------------------------

               Cumulative Total Return1                          6.21%     18.76%     23.66%

               Average Annual Total Return2                      1.70%      4.39%      4.84%


               Distribution Rate3                                     5.41%

               Taxable Equivalent Distribution Rate4                  8.96%

               30-Day Standardized Yield5                             5.45%

               Taxable Equivalent Yield4                              9.02%
-------------------------------------------------------------------------------------------------------------

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the sales charge. See Note below.

2. Average annual total returns represent the average annual change in value of an investment over the specified periods and include the maximum 4.25% initial sales charge. See Note below.

3. Distribution rate is based on an annualization of the current 4.8 cent per share monthly dividend and the maximum offering price of $10.64 on November 30, 1996.

4. Taxable equivalent distribution rate and yield assume the maximum federal income tax bracket of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended November 30, 1996.

Note: Prior to July 1, 1994, shares were offered at a higher initial sales charge. Thus, actual total returns for purchasers of shares during that period would have been somewhat lower than noted above. All total return calculations assume reinvestment of dividends and capital gains, if any, at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

The fund's manager agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases distribution rate, yield and total return. Without this waiver, the fund's distribution rate and total return would have been lower, and yield for the period would have been 4.77%. The fee waiver may be discontinued upon notice to the fund's Board of Trustees.


FRANKLIN MUNICIPAL SECURITIES TRUST

Statement of Investments in Securities and Net Assets, November 30, 1996 (unaudited)


    Face                                                                                                 Value
   Amount      Franklin Arkansas Municipal Bond Fund                                                   (Note 1)
----------------------------------------------------------------------------------------------------------------
               Investments  96.6%
 $  110,000    Arkansas Development Financing Authority, SFMR, MBS Program, Series D, 6.85%,
                01/01/27 .........................................................................    $  116,794
    130,000    Arkansas GO, Refunding, Waste Disposal and Pollution, Series B, 6.25%, 07/01/20 ...       137,686
  1,000,000    Arkansas State Development Finance Authority, Series A, Waste Water Systems
                Revenue, Revolving Loan Fund, 5.85%, 12/01/19 ....................................     1,034,580
    500,000    Arkansas State Student Loan Authority Revenue, Refunding, Sub-Series B, 6.25%,
                06/01/10 .........................................................................       516,120
    300,000    Arkansas State Water Reserve Development, Series B, 5.75%, 07/01/25 ...............       305,673
    100,000    Blytheville Solid Waste Recycling and Sewage Treatment Revenue, Nucor Corp.
                Project, 6.375%, 01/01/23 ........................................................       103,790
    250,000    Camden Environmental Improvement Revenue, International Paper Co. Project,
                Series A, 7.625%, 11/01/18 .......................................................       284,685
    500,000    Conway Public Facilities Board, Capital Improvement Revenue, Hendrix College
                Project, 6.00%, 10/01/26 .........................................................       513,765
    130,000    Fort Smith Water and Sewer Revenue, Refunding and Construction, MBIA Insured,
                6.00%, 10/01/12 ..................................................................       137,965
    130,000    Fouke School District No. 15, Refunding and Construction, MBIA Insured, 6.60%,
                04/01/19 .........................................................................       139,892
    115,000    Greenland School District No. 95, Washington County, Refunding and Construction,
                MBIA Insured, 6.50%, 05/01/13 ....................................................       120,778
    125,000    Guam Airport Authority Revenue, Series B, 6.60%, 10/01/10 .........................       130,328
    200,000    Independence County Public Health, Education and Housing Facilities Board Revenue,
                Refunding, White River Medical Center Project, FSA Insured, 5.50%, 06/01/09 ......       203,800
    400,000    Jefferson County PCR, Refunding, Arkansas Power & Light Co., 6.30%, 06/01/18 ......       417,104
               Jonesboro City Water and Light Plant, Public Utilities System Revenue,
    100,000        MBIA Insured, 5.40%, 11/15/13 .................................................       100,961
    200,000        Refunding, AMBAC Insured, 5.25%, 12/01/13 .....................................       199,776
    450,000    Jonesboro Residential Housing and Health Care Facilities Board, Hospital Revenue,
                Refunding, St. Bernard's Regional Medical Center, Series B, AMBAC Insured,
                5.90%, 07/01/16 ..................................................................       463,680
    140,000    Little Rock Capital Improvement, Refunding, 6.30%, 02/01/09 .......................       144,955
    130,000    Little Rock Municipal Airport Revenue, Refunding, MBIA Insured, 6.00%, 11/01/14 ...       135,694
    120,000    Little Rock School District GO, Refunding, 6.25%, 12/01/07 ........................       120,875
    100,000    Little Rock School District, Refunding, FSA Insured, 5.60%, 01/01/20 ..............       100,645
    440,000    Little Rock Waste Disposal Revenue, 5.80%, 05/01/16 ...............................       452,641
    400,000    Paragould Hospital Revenue, 6.375%, 10/01/17 ......................................       410,144
    500,000    Pope County PCR, Refunding, Arkansas Power and Light Co. Project, 6.30%, 11/01/20 .       513,575
    250,000    Puerto Rico Commonwealth GO, 6.50%, 07/01/23 ......................................       269,888
    165,000    Puerto Rico Commonwealth Highway Authority Revenue, Series Q, 6.00%, 07/01/20 .....       166,889
    175,000    Puerto Rico Electric Power Authority Revenue, Series R, 6.25%, 07/01/17 ...........       184,020
 $  175,000    Puerto Rico SFMR, Bank and Financial Agency, Affordable Housing Mortgage,
                Portfolio I, 6.25%, 04/01/29 .....................................................     $ 179,531
    125,000    Pulaski County Health Facilities Board Revenue, Refunding, Nazareth Sisters of Charity,
                St. Vincent's Infirmary, MBIA Insured, 6.05%, 11/01/09 ...........................       134,893
    600,000    Pulaski County Public Facilities Board, MFR, Refunding, South Oaks Apartments,
                Series A, 6.50%, 10/20/29 ........................................................       620,705
    700,000    Saline County Hospital Revenue, Refunding, Connie Lee Insured, 6.00%, 09/01/19 ....       721,161
    195,000    Saline County Retirement Housing and Healthcare Facilities Board Revenue, Refunding,
                AMBAC Insured, 5.80%, 06/01/11 ...................................................       201,182
    375,000    University of Central Arkansas Revenue, Athletic Facilities, Series C, AMBAC Insured,
                6.125%, 04/01/26 .................................................................       392,272
    125,000    University of Southern Arkansas, Student Fees, MBIA Insured, 6.00%, 10/01/13 ......       129,072
                                                                                                    ------------
                         Total Investments (Cost $9,409,773)  96.6% ..............................     9,805,519
                         Other Assets and Liabilities, Net  3.4%..................................       349,413
                                                                                                    ------------
                         Net Assets  100.0% ......................................................   $10,154,932
                                                                                                    ============


               At November 30, 1996, the net unrealized appreciation based on the cost of investments for income tax purposes of $9,409,773 was as follows:
                 Aggregate gross unrealized appreciation for all investments in which there was an
                  excess of value over tax cost ..................................................    $  395,746
                 Aggregate gross unrealized depreciation for all investments in which there was an
                  excess of tax cost over value...................................................            --
                                                                                                    ------------
                 Net unrealized appreciation .....................................................    $  395,746
                                                                                                    ============


PORTFOLIO ABBREVIATIONS:
AMBAC    - American Municipal Bond Assurance Corp.
FSA      - Financial Security Assistance
GO       - General Obligation
MBIA     - Municipal Bond Investors Assurance Corp.
MBS      - Mortgage-Backed Securities
MFR      - Multi-Family Revenue
PCR      - Pollution Control Revenue
SFMR     - Single Family Mortgage Revenue

                        The accompanying notes are an integral part of these financial statements.


FRANKLIN MUNICIPAL SECURITIES TRUST

Statement of Investments in Securities and Net Assets, November 30, 1996 (unaudited)


    Face                                                                                                Value
   Amount       Franklin California High Yield Municipal Fund                                         (Note 1)
------------------------------------------------------------------------------------------------------------------
                Long Term Investments  98.9%
 $ 2,000,000    Adelanto Water Authority Revenue, Water Systems Acquisition Project, Series A,
                 7.50%, 09/01/28 ...............................................................     $ 2,054,960
                Alameda Public Financing Authority, Local Agency Revenue, Refunding, Special Tax,
                 Community Facility No. 1-A,
   3,400,000       6.70%, 08/01/12 .............................................................       3,454,570
   4,015,000       7.00%, 08/01/19 .............................................................       4,143,681
     470,000    Antioch 1915 Act, AD No. 27, Series D, 7.30%, 09/02/13 .........................         484,100
   5,000,000    Beaumont Financing Authority, Local Agency Revenue, Refunding, Sewer Enterprise
                 Project, Series A, 6.75%, 09/01/25 ............................................       4,961,650
   1,510,000    Belmont RDA, Tax Allocation, Los Costanos Community Development, Series A,
                 6.80%, 08/01/24 ...............................................................       1,628,414
     565,000    Benicia 1915 Act, Refunding, Fleetside Industrial Park Assessment, 7.00%, 09/02/14       582,035
                Calexico Special Financing Authority, Sales Tax Revenue,
      10,000       7.40%, 01/01/99 .............................................................          10,212
     125,000       7.40%, 01/01/00 .............................................................         127,941
     165,000       7.40%, 01/01/01 .............................................................         169,105
     175,000       7.40%, 01/01/02 .............................................................         179,505
     220,000       7.40%, 01/01/03 .............................................................         225,476
     235,000       7.40%, 01/01/04 .............................................................         240,285
     285,000       7.40%, 01/01/05 .............................................................         290,338
     340,000       7.40%, 01/01/06 .............................................................         344,668
   7,680,000       7.40%, 01/01/18 .............................................................       7,734,682
   1,000,000    California Educational Facilities Authority Revenue, Pooled College and University
                 Projects, Series B, 6.00%, 12/01/12 ...........................................       1,000,780
                California Health Facilities Financing Authority Revenue, Insured,
   1,800,000       Cedarknoll, Series B, 7.50%, 08/01/20 .......................................       1,957,788
     990,000       Thessalonika Family, Series A, 6.20%, 12/01/15 ..............................       1,026,729
                California HFA Revenue, Home Mortgage,
   5,000,000       MFHR, Series B, AMBAC Insured, 6.15%, 08/01/22 ..............................       5,082,700
   1,150,000       Series B, 7.125%, 02/01/26 ..................................................       1,207,052
   1,795,000       Series F-1, 7.00%, 08/01/26 .................................................       1,870,228
   2,500,000       Series H, 6.25%, 08/01/27 ...................................................       2,547,425
   3,285,000      bSeries R, MBIA Insured, 6.15%, 08/01/27 .....................................       3,336,673
   2,000,000    California PCFA, PCR, Southern California Edison Co., Series B, 6.40%, 12/01/24        2,079,740
   1,000,000    California PCFA, Solid Waste Disposal Revenue, Browning-Ferris Industries, Inc.,
                 6.75%, 09/01/19................................................................       1,086,970
      80,000    California Special District Association Finance Corp., COP, Series V, 7.50%, 05/01/13              84,033
                California State GO,
   1,730,000       FGIC Insured, 6.00%, 08/01/19 ...............................................       1,796,605
   1,250,000       Veterans, Series BD, BE, and BF, 6.40%, 02/01/22 ............................       1,285,000
 $ 3,000,000    California State HFA, HMR, Series L, MBIA Insured, 6.40%, 08/01/27 .............    $  3,099,270
   1,800,000    California Statewide Communities Development Authority Revenue, COP, 7.25%,
                 12/01/22 ......................................................................       2,013,624
   1,000,000    Capistrano USD, CFD, Special Tax No. 92-1, 7.00%, 09/01/18 .....................       1,012,210
                Foothill/Eastern Transportation Corridor Agency, Toll Road Revenue, Senior Lien,
                 Series A,
   5,500,000       6.50%, 01/01/32 .............................................................       5,781,710
   4,575,000       6.00%, 01/01/34 .............................................................       4,581,588
   2,000,000       Refunding, 6.00%, 01/01/16 ..................................................       2,016,120
   6,375,000    Garden Grove Housing Authority, MFHR, Set-Aside Tax Increment, Series C, 6.70%,
                 07/01/24.......................................................................       6,456,473
   2,500,000    Gateway Improvement Authority Revenue, Marin City CFD, Series A, 7.75%,
                 09/01/25 ......................................................................       2,616,450
                Granada Sanitation District, 1915 Act, Sewage Treatment Facilities, Financing District,
                 Series A,
   1,000,000       7.125%, 09/02/16 ............................................................       1,029,890
   1,000,000       7.25%, 09/02/22 .............................................................       1,029,880
   2,600,000    Hesperia Public Financing Authority, Improvement Revenue, Series B, 7.375%,
                 10/01/23 ......................................................................       2,667,028
   2,500,000    Irvine 1915 Act, AD No. 94-15, 6.70%, 09/02/20 .................................       2,511,000
                Irvine Ranch Water District, Joint Powers Agency, Local Pool Revenue,
   1,000,000       Issue I, 7.875%, 02/15/23 ...................................................       1,041,540
   2,000,000       Issue II, 8.25%, 08/15/23 ...................................................       2,128,780
   1,500,000    John C. Fremont Hospital District Revenue, California Health Facilities, Insured, 6.75%,
                 06/01/13.......................................................................       1,620,360
   1,265,000    Lake Elsinore 1915 Act, AD No. 93-1, Series A, 7.90%, 09/02/24 .................       1,312,830
   2,000,000    Lemon Grove School District COP, Vista La Mesa Elementary School Construction,
                 6.40%, 09/01/26 ...............................................................       2,024,040
     140,000    Long Beach Special Tax, CFD No. 2, 7.50%, 09/01/11 .............................         141,607
   1,350,000    Los Angeles County Transportation Commission, Sales Tax Revenue, Series A,
                 6.25%, 07/01/16................................................................       1,350,486
   3,500,000    Los Angeles Harbor Development Revenue, Series B, 6.00%, 08/01/14 ..............       3,639,650
   3,000,000    Los Angeles Metropolitan Transportation Authority, Sales Tax Revenue, Refunding,
                 Proposition A, Series A, MBIA Insured, 5.625%, 07/01/18 .......................       2,997,990
   1,150,000    Los Angeles MFR, Refunding, Series J-2, 8.50%, 01/01/24 ........................       1,139,052
   1,175,000    Lynwood Public Financing Authority Revenue, Water System Improvement Project,
                 6.50%, 06/01/21 ...............................................................       1,207,348
   1,480,000    Millbrae Elementary School District, COP, Financing Project, 6.90%, 03/01/22 ...       1,562,732
   2,000,000    Newport Mesa USD, Special Tax, CFD No. 90-1, 6.75%, 09/01/21 ...................       2,034,380
$  2,815,000    Oakland Revenue, Refunding, YMCA of the East Bay Project, 7.10%, 06/01/10 ......     $ 2,927,093
   1,591,000    Orinda 1915 Act, AD No. 94-1, Oak Springs, 8.25%, 09/02/19 .....................       1,640,051
  10,000,000    Palmdale Special Tax, CFD No. 93-1, Ritter Ranch Project, Series A, 8.50%, 09/01/17    9,797,700
     500,000    Perris Public Financing Authority, Local Agency Revenue, Series B, 7.25%, 08/15/23       505,115
   1,100,000    Richmond Joint Powers Financing Authority, 1915 Act, ID Nos. 851 and 853, Series B,
                 8.50%, 09/02/19 ...............................................................       1,134,166
   3,185,000    Richmond Revenue, Refunding, YMCA of the East Bay Project, 7.25%, 06/01/17 .....       3,323,802
      85,000    Sacramento County 1915 Act, Refunding, Sunrise/U.S. Corridor Assessment, 7.00%,
                 09/02/09.......................................................................          87,560
   1,710,000    San Buenaventura COP, Capital Improvement Projects, 6.85%, 08/01/16 ............       1,747,124
     850,000    San Diego County Educational Facilities Authority No. 1, Lease Revenue, 6.50%,
                 08/15/15.......................................................................         882,700
   3,500,000    San Diego Special Tax, CFD No. 1, Series B, 7.10%, 09/01/20 ....................       3,586,625
                San Francisco City and County Airports Commission, International Airport Revenue,
                 Second Series,
   1,570,000       Issue 8A, FGIC Insured, 6.25%, 05/01/20 .....................................       1,650,478
   5,000,000       Issue 12A, 5.90%, 05/01/26 ..................................................       5,085,200
     800,000    San Francisco City and County Revenue, Irwin Memorial Blood Centers, Series A,
                 6.80%, 12/01/21................................................................         850,200
                San Joaquin Hills Transportation Corridor Agency, Toll Road Revenue,
  18,150,000       Junior Lien, (original accretion rate 7.30%), 0.00%, 01/01/28 ...............       2,158,943
     750,000       Senior Lien, 7.00%, 01/01/30 ................................................         809,280
   3,450,000       Senior Lien, 6.75%, 01/01/32 ................................................       3,677,045
   5,000,000    San Jose Financing Authority Revenue, Convention Center Project, Series C,
                 6.40%, 09/01/17 ...............................................................       5,178,950
   1,500,000    San Ramon Public Financing Authority, Refunding, Tax Allocation, 6.90%, 02/01/24       1,589,805
   2,545,000    Santa Barbara RDA, Tax Allocation, Refunding, Central City Redevelopment,
                 Series B, 6.00%, 03/01/07 .....................................................       2,595,416
   1,500,000    Santa Rosa 1915 Act, Fountain/Grove Parkway Extension Assessment, 7.625%,
                 09/02/19.......................................................................       1,545,540
   1,140,000    Southern California Public Power Authority, Southern Transmission Project Revenue,
                 Sub-Crossover Refunding, 6.125%, 07/01/18 .....................................       1,166,585
   1,200,000    Tracy COP, I-205 Corridor Improvement Project, 7.00%, 10/01/27 .................       1,256,004
   2,250,000    West Covina COP, Refunding, Civic Center, 6.875%, 09/01/14 .....................       2,309,062
   7,400,000    Western Placer Waste Management Authority Revenue, 6.75%, 07/01/14 .............       7,804,853
   3,060,000    Westminster COP, Public Improvements Project, 6.00%, 06/01/22 ..................       3,099,687
                                                                                                    ------------
                      Total Long Term Investments (Cost $168,313,399)...........................     174,418,367
                                                                                                    ------------
  $  300,000    California PCFA, PCR, Southern California Edison Co., Refunding, Series A,
                 Daily VRDN and Put, 4.25%, 02/28/08 ...........................................      $  300,000
     500,000    Irvine 1915 Act, AD 95-12, Series A, Daily VRDN and Put, 3.90%, 09/02/21 .......         500,000
     600,000    Irvine Ranch Water District, Consolidated Improvement Districts, Daily VRDN and Put,
                 3.95%, 06/01/15 ...............................................................         600,000
                                                                                                    ------------
                      Total Short Term Investments (Cost $1,400,000)............................       1,400,000
                                                                                                    ------------
                          Total Investments (Cost $169,713,399)  99.7%..........................     175,818,367
                          Other Assets and Liabilities, Net  0.3% ..............................         598,291
                                                                                                    ------------
                          Net Assets  100.0% ...................................................    $176,416,658
                                                                                                    ============


                At November 30, 1996, the net unrealized appreciation based on the cost of investments for income tax purposes of $169,713,399 was as follows:
                  Aggregate gross unrealized appreciation for all investments in which there was an
                   excess of value over tax cost ...............................................   $   6,319,782
                  Aggregate gross unrealized depreciation for all investments in which there was an
                   excess of tax cost over value................................................        (214,814)
                                                                                                    ------------
                  Net unrealized appreciation...................................................     $ 6,104,968
                                                                                                    ============


PORTFOLIO ABBREVIATIONS:
1915 Act  - Improvement Bond Act of 1915
AD        - Assessment District
AMBAC     - American Municipal Bond Assurance Corp.
CFD       - Community Facilities District
COP       - Certificate of Participation
FGIC      - Financial Guaranty Insurance Co.
GO        - General Obligation
HFA       - Housing Finance Agency
HMR       - Home Mortgage Revenue
ID        - Improvement District
MBIA      - Municipal Bond Investors Assurance Corp.
MFHR      - Multi-Family Housing Revenue
MFR       - Multi-Family Revenue
PCFA      - Pollution Control Financing Authority
PCR       - Pollution Control Revenue
RDA       - Redevelopment Agency
USD       - Unified School District



aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest upon short notice prior to specified dates. The interest rate may change on specified dates in relationship with changes in a designated rate (such as the prime interest rate or U.S. Treasury bills rate).

bSee Note 1(e) regarding securities purchased on a when-issued basis.

                        The accompanying notes are an integral part of these financial statements.



FRANKLIN MUNICIPAL SECURITIES TRUST

Statement of Investments in Securities and Net Assets, November 30, 1996 (unaudited)


    Face                                                                                                Value
   Amount      Franklin Hawaii Municipal Bond Fund                                                    (Note 1)
-------------------------------------------------------------------------------------------------------------------
               Long Term Investments  96.6%
               Guam Airport Authority Revenue, Series B,
 $  200,000       6.60%, 10/01/10 ...............................................................     $  208,524
  1,000,000       6.70%, 10/01/23 ...............................................................      1,042,440
    280,000    Guam Government, Limited Obligation Highway, Refunding, Series A, CGIC Insured,
                6.30%, 05/01/12 .................................................................        301,333
    300,000    Guam Power Authority Revenue, Series A, 6.30%, 10/01/22 ..........................        306,837
               Hawaii State Airport System Revenue,
    300,000       Refunding, Third Series 1994, AMBAC Insured, 5.75%, 07/01/09 ..................        310,932
     60,000       Second Series 1990, FGIC Insured, 7.50%, 07/01/20 .............................         66,671
  1,520,000       Second Series 1991, 7.00%, 07/01/18 ...........................................      1,657,970
    200,000       Second Series 1991, MBIA Insured, 6.75%, 07/01/21 .............................        215,544
    400,000       Second Series 1992, MBIA Insured, 6.90%, 07/01/12 .............................        466,800
               Hawaii State Department of Budget and Finance, Special Purpose Revenue,
    100,000       Hawaii Electric Co., 7.20%, 12/01/14 ..........................................        107,255
  1,950,000       Hawaii Electric Co., Series A, MBIA Insured, 6.60%, 01/01/25 ..................      2,112,747
  3,425,000       Hawaii Electric Co. and Subsidiaries, MBIA Insured, 6.55%, 12/01/22 ...........      3,699,719
  1,100,000       Kapiolani Health Obligation, 6.25%, 07/01/21 ..................................      1,132,824
    105,000       Pali Momi Medical Center Project, Pre-Refunded, 7.65%, 07/01/19 ...............        121,428
    500,000       Queens Medical Center Project, FGIC Insured, Pre-Refunded, 6.20%, 07/01/22 ....        553,200
     25,000       Refunding, Hawaii Electric Co., 6.875%, 04/01/12 ..............................         25,641
    100,000       Refunding, Kaiser Permanente, Series A, 6.25%, 03/01/21 .......................        104,281
    600,000       Refunding, Kapiolani Health Care System, 6.40%, 07/01/13 ......................        624,426
    225,000       Refunding, Kapiolani Health Care System, 6.00%, 07/01/19 ......................        227,086
  1,000,000       Refunding, Queens Health System, Series A, 6.05%, 07/01/16 ....................      1,041,360
    120,000       Refunding, Queens Health System, Series A, 6.00%, 07/01/20 ....................        124,145
  1,000,000       Refunding, Queens Health System, Series A, 5.75%, 07/01/26 ....................      1,009,200
    725,000       Refunding, Queens Medical Center Project, FGIC Insured, Pre-Refunded, 6.50%,
                   07/01/12 .....................................................................        755,189
  1,100,000       Refunding, Wahiawa General Hospital Project, 7.50%, 07/01/12 ..................      1,177,803
  1,100,000       St. Francis Medical Centers, CGIC Insured, 6.50%, 07/01/22 ....................      1,189,914
     75,000    Hawaii State Department of Transportation, Special Facilities Revenue, Refunding,
                Matson Terminals, Inc., 5.75%, 03/01/13 .........................................         75,530
               Hawaii State GO,
    100,000       Series BT, Pre-Refunded, 6.125%, 02/01/11 .....................................        107,712
    100,000       Series BW, 6.375%, 03/01/11 ...................................................        112,462
    100,000       Series CA, 6.00%, 01/01/09 ....................................................        109,168
               Hawaii State Harbor Capital Improvement Revenue,
  1,000,000       Refunding, Series 1994, FGIC Insured, 6.25%, 07/01/15 .........................      1,058,250
    500,000       Refunding, Series 1994, FGIC Insured, 6.375%, 07/01/24 ........................        529,530
     70,000       Series 1990, MBIA Insured, 7.25%, 07/01/10 ....................................         77,091
                  Hawaii State Harbor Capital Improvement Revenue, (cont.)
  $  80,000       Series 1990, MBIA Insured, 7.00%, 07/01/17 ....................................      $  87,314
    200,000       Series 1992, FGIC Insured, 6.50%, 07/01/19 ....................................        214,832
               Hawaii State Housing Finance and Development Corp. Revenue, Affordable Rental
                Housing Program, Series A,
  1,000,000       6.00%, 07/01/15 ...............................................................      1,010,070
    750,000       6.05%, 07/01/22 ...............................................................        757,538
    250,000       6.10%, 07/01/30 ...............................................................        252,505
               Hawaii State Housing Finance and Development Corp., SFM Purchase Revenue,
    465,000       Series A, 7.10%, 07/01/24 .....................................................        489,845
    290,000       Series A, 6.00%, 07/01/26 .....................................................        291,030
  3,050,000       Series B, 5.85%, 07/01/17 .....................................................      3,072,052
               Honolulu City and County,
    150,000       Refunding, Series 1992, 6.00%, 12/01/14 .......................................        162,080
     85,000       Series A, 6.30%, 03/01/08 .....................................................         91,222
    100,000       Series A, 6.30%, 03/01/11 .....................................................        106,603
     75,000       Series A, Pre-Refunded, 6.70%, 08/01/07 .......................................         83,303
    100,000       Series A, Pre-Refunded, 6.70%, 08/01/11 .......................................        111,070
  1,000,000       Series B, 6.125%, 06/01/14 ....................................................      1,054,040
  1,785,000       Water Supply Board, Water System Revenue, 5.80%, 07/01/21 .....................      1,839,567
  1,205,000    Honolulu City and County MFHR, Waipahu Towers Project, Series A, 6.90%, 06/20/35 .      1,277,192
    220,000    Kauai County GO, Refunding, Series C, AMBAC Insured, 5.95%, 08/01/10 .............        238,669
    100,000    Maui County Board, Water Supply Revenue, Series A, FGIC Insured, Pre-Refunded,
                6.70%, 12/01/11 .................................................................        111,725
               Maui County GO,
     50,000       Refunding, Series 1992, 6.05%, 09/01/07 .......................................         52,567
    300,000       Refunding, Series 1992, 6.10%, 09/01/08 .......................................        314,856
    385,000       Refunding, Series A, FGIC Insured, 5.75%, 01/01/11 ............................        396,789
    150,000       Series A, FGIC Insured, 5.75%, 01/01/13 .......................................        154,316
  1,000,000    Northern Mariana Islands Commonwealth Ports Authority, Seaport Revenue,
                Port Saipan Harbor Improvement, Series A, 6.85%, 10/01/25 .......................      1,034,630
    145,000    Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Series A,
                Pre-Refunded, 7.00%, 07/01/19 ...................................................        154,986
    200,000    Puerto Rico Commonwealth GO, Series A, MBIA Insured, 5.75%, 07/01/24 .............        205,736
    315,000    Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series T,
                Pre-Refunded, 6.625%, 07/01/18 ..................................................        354,674
               Puerto Rico Electric Power Authority Revenue,
     60,000       Series O, 7.125%, 07/01/14 ....................................................         64,452
     55,000       Series O, Pre-Refunded, 7.125%, 07/01/14 ......................................         59,979
  1,000,000       Series T, 6.375%, 07/01/24 ....................................................      1,057,540
 $  350,000    Puerto Rico Industrial Medical and Environmental Facilities Revenue, PCFA,
                PepsiCo, Inc. Project, 6.25%, 11/15/13 ..........................................     $  376,691
    215,000    Puerto Rico PBA, Guaranteed, Public Education and Health Facilities, Series L,
                Pre-Refunded, 6.875%, 07/01/21 ..................................................        244,719
  1,230,000    Puerto Rico Telephone Authority Revenue, Refunding, Series L, 6.125%, 01/01/22 ...      1,265,054
                                                                                                    ------------
                     Total Long Term Investments (Cost $35,862,116)..............................     37,640,658
                                                                                                    ------------
              aShort Term Investments  1.0%
    400,000    Puerto Rico Commonwealth Government Development Bank, Refunding, Weekly
                VRDN and Put, 3.20%, 12/01/15 (Cost $400,000)....................................        400,000
                                                                                                    ------------
                         Total Investments (Cost $36,262,116)  97.6% ............................     38,040,658
                         Other Assets and Liabilities, Net  2.4% ................................        927,673
                                                                                                    ------------
                         Net Assets  100.0% .....................................................    $38,968,331
                                                                                                    ============


               At November 30, 1996, the net unrealized appreciation based on the cost of investments for income tax purposes of $36,269,029 was as follows:
                 Aggregate gross unrealized appreciation for all investments in which there was an
                  excess of value over tax cost .................................................   $  1,771,644
                 Aggregate gross unrealized depreciation for all investments in which there was an
                  excess of tax cost over value .................................................            (15)
                                                                                                    ------------
                 Net unrealized appreciation ....................................................   $  1,771,629
                                                                                                    ============


PORTFOLIO ABBREVIATIONS:
AMBAC    - American Municipal Bond Assurance Corp.
CGIC     - Capital Guaranty Insurance Co.
FGIC     - Financial Guaranty Insurance Corp.
GO       - General Obligation
MBIA     - Municipal Bond Investors Assurance Corp.
MFHR     - Multi-Family Housing Revenue
PBA      - Public Building Authority
PCFA     - Pollution Control Financing Authority
SFM      - Single Family Mortgage





aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest upon short notice prior to specified dates. The interest rate may change on specified dates in relationship with changes in a designated rate (such as the prime interest rate or U.S. Treasury bills rate).

                        The accompanying notes are an integral part of these financial statements.


FRANKLIN MUNICIPAL SECURITIES TRUST

Statement of Investments in Securities and Net Assets, November 30, 1996 (unaudited)


    Face                                                                                                 Value
   Amount      Franklin Tennessee Municipal Bond Fund                                                  (Note 1)
----------------------------------------------------------------------------------------------------------------
               Long Term Investments  105.4%
 $  500,000    Carroll County IDB, IDR, Refunding, Henry I. Siegel Co., Inc. Project, 7.20%, 04/01/05  $ 506,240
    500,000    Collierville Water and Sewer Systems, MBIA Insured, 5.625%, 11/01/21 .............        501,285
    675,000    Dickson Electric System Revenue, MBIA Insured, 5.50%, 09/01/16 ...................        678,821
  1,000,000   bFranklin IDB, MFHR, Refunding, Landings Apartment Project, Series A, FSA Insured,
                6.00%, 10/01/26 .................................................................      1,005,790
    500,000    Hamilton County IDB, MFHR, Patten Towers Apartments, Series B, 7.125%, 02/01/09 ..        501,225
    500,000    Hollow Rock-Bruceton Special School District, FSA Insured, 5.75%, 04/01/24 .......        509,540
    800,000    Humphreys County IDB, Solid Waste Disposal Revenue, Du Pont (E.I.) De Nemours
                & Co. Project, 6.70%, 05/01/24 ..................................................        869,440
    500,000    Johnson City Public Improvement, FSA Insured, 5.90%, 06/01/12 ....................        519,840
    100,000    Johnson City Public Improvement, GO, Series B, AMBAC Insured, 6.70%, 05/01/20 ....        111,279
    100,000    Johnson City Solid Waste, AMBAC Insured, 5.80%, 05/01/09 .........................        104,793
    100,000    Knox-Chapman Utility District, Knox County Water and Sewer Revenue, Refunding,
                MBIA Insured, 6.10%, 01/01/19 ...................................................        105,331
    345,000    Knox County Health, Educational and Housing Facilities Board, Hospital Revenue,
                Refunding, Mercy Health Systems, Series B, AMBAC Insured, 5.875%, 09/01/15 ......        354,087
    250,000    Knox County IDB, MFMR, Refunding, Waterford Apartments, Series A, 5.95%, 03/01/28         252,740
    145,000    Knox County Public Improvement, Pre-Refunded, 6.875%, 04/01/14 ...................        162,277
    200,000    Lawrenceburg Electric Revenue, MBIA Insured, 5.50%, 07/01/26 .....................        200,170
  1,305,000    Loudon County IDB, Solid Waste Disposal Revenue, Kimberly-Clark Corp. Project,
                6.20%, 02/01/23 .................................................................      1,339,269
    150,000    Macon County GO, FGIC Insured, 5.90%, 09/01/13 ...................................        155,264
    620,000    Maury County IDB, PCR, Multi-Modal, Refunding, Saturn Corp. Project, 6.50%,
                09/01/24 ........................................................................        658,998
    500,000    Mc Kenzie High School District, FSA Insured, 5.75%, 04/01/22 .....................        510,385
    500,000    Memphis GO, 5.75%, 08/01/15 ......................................................        512,335
               Memphis Health, Educational and Housing Facilities Board, Mortgage Revenue,
                Refunding,
    150,000       Edgewater Territory, FHA/GNMA Insured, 7.375%, 01/20/27 .......................        160,505
    100,000       MF, River Trace II, Series A, 6.45%, 04/01/26 .................................        102,770
    500,000    Memphis-Shelby County Airport Authority Revenue, Refunding, MBIA Insured, 5.65%,
                09/01/15 ........................................................................        508,920
    100,000    Memphis-Shelby County Airport Authority, Special Facilities and Project Revenues,
                Refunding, Federal Express Corp., 6.75%, 09/01/12 ...............................        107,076
    200,000    Metropolitan Government of Nashville and Davidson County, Electric Revenue,
                Refunding, Series A, 6.00%, 05/15/17 ............................................        206,898
    350,000    Metropolitan Government of Nashville and Davidson County, GO, 6.125%, 05/15/19 ...        368,004
    500,000    Metropolitan Government of Nashville and Davidson County, Health and Educational
                Facilities Board, Refunding, Dandridge Towers, Series 8-A, 6.375%, 01/01/11 .....        507,300
 $  150,000    Metropolitan Government of Nashville and Davidson County, Health and Educational
                Facilities Board Revenue, Meharry Medical College Project, AMBAC Insured,
                Pre-Refunded, 6.875%, 12/01/24 ..................................................     $  174,690
    750,000    Metropolitan Government of Nashville and Davidson County, Sports Authority Revenue,
                Stadium Public Improvement Project, AMBAC Insured, 5.875%, 07/01/21 .............        774,458
    205,000    Metropolitan Nashville Airport Authority Revenue, Series C, FGIC Insured, 6.60%,
                07/01/15 ........................................................................        221,439
    180,000    Milan Special School District, AMBAC Insured, 6.625%, 04/01/11 ...................        196,645
    300,000    Northern Mariana Islands Commonwealth Ports Authority, Seaport Revenue, Port Saipan
                Harbor Improvement, Series A, 6.85%, 10/01/25 ...................................        310,389
    100,000    Pigeon Forge Public Improvement, MBIA Insured, 5.90%, 06/01/09 ...................        104,767
    185,000    Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Series A,
                Pre-Refunded, 7.00%, 07/01/19 ...................................................        197,741
    100,000    Puerto Rico Commonwealth Electric Power Authority Revenue, Water Resources,
                Series R, 6.25%, 07/01/17 .......................................................        105,154
    100,000    Puerto Rico Commonwealth GO, 6.50%, 07/01/23 .....................................        107,955
    500,000    Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series Y,
                6.00%, 07/01/22 .................................................................        516,840
    200,000    Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control
                Facilities, Financing Authority, Hospital Revenue, Auxilio Mutuo Obligation Group,
                Series A, MBIA Insured, 6.25%, 07/01/24 .........................................        212,746
    600,000    Puerto Rico Ports Authority Revenue, Special Facilities, American Airlines, Series A,
                6.25%, 06/01/26 .................................................................        623,436
    530,000    Shelby County GO, Series B, 6.00%, 03/01/16 ......................................        551,009
    500,000    bShelby County Public Improvement, Series B, 5.75%, 11/01/21 .....................        507,890
    300,000    South Fulton IDBR, Tyson Foods, Inc. Project, 6.40%, 10/01/20 ....................        310,386
    350,000    Sullivan County IDBR, Refunding, Brandymill, Series I-A, GNMA Secured, 6.35%,
                07/20/27 ........................................................................        367,462
    800,000    Tennesse HDA, Home Ownership Program, Issue 4A, 6.375%, 07/01/22 .................        820,696
               Tennessee HDA, Mortgage Finance,
    200,000       Series A, 6.90%, 07/01/25 .....................................................        212,654
    300,000       Series B, 6.60%, 07/01/25 .....................................................        312,504
    630,000       Series B, MBIA Insured, 6.20%, 07/01/18 .......................................        645,668
    100,000    Tennessee State Local Development Authority Revenue, Community Provider Pooled
                Loan Program, 6.55%, 10/01/23 ...................................................        105,700
               Tennessee State School Board Authority, Higher Educational Facilities, Series A,
    100,000       6.25%, 05/01/22 ...............................................................        103,818
    500,000       Refunding, MBIA Insured, 5.50%, 05/01/26 ......................................        500,414
    220,000    Wilson County COP, Educational Facilities, 6.125%, 06/30/10 ......................        232,123
                                                                                                    ------------
                         Total Long Term Investments (Cost $18,929,000)..........................     19,737,166
                                                                                                    ------------
 $  100,000    Puerto Rico Commonwealth Government Development Bank, Refunding, Weekly
                VRDN and Put, 3.20%, 12/01/15 (Cost $100,000)....................................     $  100,000
                                                                                                    ------------
                         Total Investments (Cost $19,029,000)  105.9%..............................   19,837,166
                         Liabilitites in Excess of Other Assets(5.9)% ...........................     (1,115,378)
                                                                                                    ------------
                         Net Assets  100.0% .......................................................  $18,721,788
                                                                                                    ============


               At November 30, 1996, the net unrealized appreciation based on the cost of investments for income tax purposes of $19,029,000 was as follows:
                 Aggregate gross unrealized appreciation for all investments in which there was an
                  excess of value over tax cost..................................................     $  808,166
                 Aggregate gross unrealized depreciation for all investments in which there was an
                  excess of tax cost over value ...................................................           --
                                                                                                    ------------
                 Net unrealized appreciation ....................................................     $  808,166
                                                                                                    ============


PORTFOLIO ABBREVIATIONS:
AMBAC    - American Municipal Bond Assurance Corp.
COP      - Certificate of Participation
FGIC     - Financial Guaranty Insurance Co.
FHA      - Federal Housing Authority/Agency
FSA      - Financial Security Assistance
GNMA     - Government National Mortgage Association
GO       - General Obligation
HDA      - Housing Development Authority/Agency
IDB      - Industrial Development Board
IDBR     - Industrial Development Board Revenue
IDR      - Industrial Development Revenue
MBIA     - Municipal Bond Investors Assurance Corp.
MF       - Multi-Family
MFHR     - Mutli-Family Housing Revenue
MFMR     - Multi-Family Mortgage Revenue
PCR      - Pollution Control Revenue



aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest upon short notice prior to specified dates. The interest rate may change on specified dates in relationship with changes in a designated rate (such as the prime interest rate or U.S. Treasury bills rate).

bSee Note 1(e) regarding securities purchased on a when-issued basis.

                        The accompanying notes are an integral part of these financial statements.


FRANKLIN MUNICIPAL SECURITIES TRUST

Statement of Investments in Securities and Net Assets, November 30, 1996 (unaudited)

   Face                                                                                                  Value
  Amount     Franklin Washington Municipal Bond Fund                                                   (Note 1)
------------------------------------------------------------------------------------------------------------------
             Long Term Investments  94.5%
 $100,000    Aberdeen GO, Series A, MBIA Insured, 5.80%, 12/01/12 ................................    $  102,011
  100,000    Bellevue Water and Sewer Revenue, Refunding, 5.875%, 07/01/10 .......................       103,670
  200,000    Bellingham Housing Authority Revenue, Cascade Meadows Project, 7.10%, 11/01/23 ......       210,464
  100,000    Clark County School District No. 114, Evergreen School, Refunding, AMBAC Insured,
              5.95%, 12/01/12 ....................................................................       105,331
  200,000    Clark County Sewer Revenue, MBIA Insured, 5.70%, 12/01/16 ...........................       203,194
  400,000    Conservation and Renewable Energy System Revenue, Washington Conservation Project,
              6.50%, 10/01/14 ....................................................................       425,016
  100,000    Douglas County PUD No. 1, Electric District Systems Revenue, MBIA Insured, 6.00%,
              01/01/15 ...........................................................................       105,006
  100,000    Federal Way GO, Refunding, 5.85%, 12/01/21 ..........................................       101,198
  250,000    Grant County PUD No. 002, Wanapum Hydroelectric Revenue, Second Series A, 6.375%,
              01/01/23 ...........................................................................       260,288
  100,000    King County GO, Sewer District, 5.875%, 01/01/15 ....................................       103,730
  175,000    King County Housing Authority Revenue, Woodridge Park Project, 6.25%, 05/01/15 ......       179,235
  100,000    King County School District No. 400, Mercer Island, 5.90%, 12/01/15 .................       103,749
  100,000    King County School District No. 412, Shoreline, 6.10%, 06/01/13 .....................       105,413
  200,000    King County School District No. 415, Kent, FSA Insured, 5.875%, 06/01/16 ............       206,082
  200,000    Lewis County PUD No. 001, Cowlitz Falls Hydroelectric Project Revenue, 6.00%, 10/01/24                203,830
  175,000    Pierce County EDC Revenue, Solid Waste, Occidental Petroleum Corp., 5.80%, 09/01/29 .       168,054
  650,000    Pilchuck Development Public Corp., Special Facilities Airport Revenue, Tramco, Inc.
              Project, B.F. Goodrich, 6.00%, 08/01/23 ............................................       643,962
  200,000    Port Chelan County GO, MBIA Insured, 6.25%, 12/01/15 ................................       212,128
  200,000    Port of Seattle Revenue, Series B, 6.00%, 11/01/17 ..................................       202,062
  450,000    SeaTac GO, MBIA Insured, 6.50%, 12/01/13 ............................................       487,998
  100,000    Seattle Housing Authority, Low Income Housing Assistance Revenue, Kin On Project,
              7.40%, 11/20/36 ....................................................................       109,337
  200,000    Seattle Municipality Metropolitan Sewer Revenue, Refunding, Series V, 6.20%, 01/01/32                 205,276
  100,000    Snohomish County GO, MBIA Insured, 5.90%, 12/01/15 ..................................       102,298
  200,000    Snohomish County Housing Authority Revenue, Pooled, 6.30%, 04/01/16 .................       204,502
  200,000    Snohomish County PUD No. 1, Electric and Generation Systems Revenue, Refunding,
              FGIC Insured, 6.00%, 01/01/18 ......................................................       206,438
  100,000    bSnohomish County PUD No. 1, Water Revenue, 5.85%, 11/01/17 .........................       101,191
  130,000    Spokane County GO, Refunding, 6.00%, 12/01/14 .......................................       136,575
  100,000    Spokane County Water District No. 3 Revenue, Refunding, 5.90%, 01/01/14 .............       101,183
  300,000    Stevens County Public Corp., PCR, Refunding, Water Power Co. Project, 6.00%, 12/01/23                 302,901
  100,000    Sunnyside GO, MBIA Insured, 6.10%, 12/01/14 .........................................       106,024
  200,000    Tacoma Electric Systems Revenue, Refunding, FGIC Insured, 6.25%, 01/01/15 ...........       211,470
  100,000    Tacoma Refuse Utility Revenue, AMBAC Insured, 7.00%, 12/01/19 .......................       111,927
 $500,000    University of Washington Alumuni Association, Lease Revenue, Roosevelt University
              Medical Center, CGIC Insured, 6.30%, 08/15/14 ......................................    $  534,430
  100,000    Washington State COP, Office Building Project, Series A, MBIA Insured, 6.00%, 04/01/12      102,954
             Washington State Health Care Facilities Authority Revenue,
  100,000       Multicare Medical Center, FGIC Insured, 5.75%, 08/15/22 ..........................       100,669
   80,000       Refunding, Peace Health Facility, MBIA Insured, 5.625%, 11/15/15 .................        80,224
             Washington State Housing Finance Commission,
  100,000       Series 1A-1, 6.25%, 06/01/16 .....................................................       101,638
  200,000       SF Program, Series 1A-3, 6.15%, 12/01/15 .........................................       204,462
   75,000    Washington State Housing Finance, SFMR, MBS Program, Series A, 7.05%, 07/01/22 ......        80,066
  240,000    Washington State Motor Vehicle Fuel Tax, Series D, 6.00%, 09/01/20 ..................       250,242
  100,000    Whatcom County School District No. 501, Bellingham, 6.05%, 12/01/13 .................       103,931
                                                                                                    ------------
                   Total Long Term Investments (Cost $7,391,882) .................................     7,690,159
                                                                                                    ------------
            aShort Term Investments  1.2%
  100,000    Washington State Health Care Facilities Authority Revenue, Sisters of Providence,
              Series D, Daily VRDN and Put, 4.00%, 10/01/05 (Cost $100,000).......................       100,000
                                                                                                    ------------
                       Total Investments (Cost $7,491,882)  95.7%...................................   7,790,159
                       Other Assets and Liabilities, Net  4.3%....................................       349,953
                                                                                                    ------------
                       Net Assets  100.0% ..........................................................  $8,140,112
                                                                                                    ============


             At November 30, 1996, the net unrealized appreciation based on the cost of investments for income tax purposes of $7,491,882 was as follows:
               Aggregate gross unrealized appreciation for all investments in which there was an
                excess of value over tax cost.....................................................    $  310,268
               Aggregate gross unrealized depreciation for all investments in which there was an
                excess of tax cost over value ....................................................       (11,991)
                                                                                                    ------------
               Net unrealized appreciation .......................................................    $  298,277
                                                                                                    ============


PORTFOLIO ABBREVIATIONS:
AMBAC    - American Municipal Bond Assurance Corp.
CGIC     - Capital Guaranty Insurance Co.
COP      - Certificate of Participation
EDC      - Economic Development Corp.
FGIC     - Financial Guaranty Insurance Co.
FSA      - Financial Security Assistance
GO       - General Obligation
MBIA     - Municipal Bond Investors Assurance Corp.
MBS      - Mortgage-Backed Securities
PCR      - Pollution Control Revenue
PUD      - Public Utility District
SF       - Single Family
SFMR     - Single Family Mortgage Revenue





aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest upon short notice prior to specified dates. The interest rate may change on specified dates in relationship with changes in a designated rate (such as the prime interest rate or U.S. Treasury bills rate).

bSee Note 1(e) regarding securities purchased on a when-issued basis.


                        The accompanying notes are an integral part of these financial statements.


FRANKLIN MUNICIPAL SECURITIES TRUST

Financial Statements

Statements of Assets and Liabilities
November 30, 1996 (unaudited)

                                                    Franklin      Franklin     Franklin    Franklin     Franklin
                                                    Arkansas     California     Hawaii     Tennessee   Washington
                                                    Municipal    High Yield    Municipal   Municipal    Municipal
                                                    Bond Fund  Municipal Fund  Bond Fund   Bond Fund    Bond Fund
                                                   ----------    ----------   ----------- ----------   -----------

Assets:
 Investments in securities:
  At identified cost ............................$  9,409,773  $169,713,399  $36,262,116 $19,029,000  $7,491,882
                                                    ========     ==========    ========    ========     ========

  At value ......................................   9,805,519   175,818,367   38,040,658  19,837,166   7,790,159
 Cash............................................      56,840       182,900       55,421      76,735      86,488
 Receivables:
  Interest ......................................     180,608     3,574,814      925,847     356,142     165,708
  Investment securities sold ....................          --            --           --          --     200,000
  Capital shares sold ...........................     116,956       456,574        2,150      10,853         192
  From affiliates ...............................      10,961            --           --          --       8,235
                                                    --------     ----------    --------    --------     --------
      Total assets ..............................  10,170,884   180,032,655   39,024,076  20,280,896   8,250,782
                                                    --------     ----------    --------    --------     --------
Liabilities:
 Payables:
  Investment securities purchased:
   When-issued basis (Note 1) ...................          --     3,307,448           --   1,515,469     100,309
  Distributions to shareholders .................      14,350       222,532       44,445      26,767       9,565
  Capital shares repurchased ....................          --        33,178          400          --          --
  Management fees ...............................          --        19,472        5,035          --          --
  Distribution fees .............................         445        23,782        2,243       1,547          --
  Shareholder servicing costs ...................       1,157         1,224        1,501          14         796
 Accrued expenses and other liabilities..........          --         8,361        2,121      15,311          --
                                                    --------     ----------    --------    --------     --------
      Total liabilities .........................      15,952     3,615,997       55,745   1,559,108     110,670
                                                    --------     ----------    --------    --------     --------
Net assets, at value............................. $10,154,932  $176,416,658  $38,968,331 $18,721,788  $8,140,112
                                                    ========     ==========    ========    ========     ========
Net assets consist of:
 Undistributed net investment income.............   $  42,956           $--   $  145,567   $  40,965   $  41,186
 Accumulated distributions in excess of net
  investment income (Note 1).....................          --        (6,649)          --          --          --
 Net unrealized appreciation on investments......     395,746     6,104,968    1,778,542     808,166     298,277
 Net realized loss...............................     (42,274)   (2,329,675)    (787,318)    (73,500)   (124,629)
 Class I capital shares..........................   9,758,504   166,263,097   37,831,540  17,946,157   7,925,278
 Class II capital shares.........................          --     6,384,917           --          --          --
                                                    --------     ----------    --------    --------     --------
Net assets, at value............................. $10,154,932  $176,416,658  $38,968,331 $18,721,788  $8,140,112
                                                    ========     ==========    ========    ========     ========
Class I shares:
 Net assets, at value............................ $10,154,932  $169,869,784  $38,968,331 $18,721,788  $8,140,112
                                                    ========     ==========    ========    ========     ========
 Shares outstanding..............................     957,717    16,678,408    3,563,244   1,730,018     798,999
                                                    ========     ==========    ========    ========     ========
 Net asset value per share*......................    $10.60        $10.19       $10.94      $10.82       $10.19
                                                    ========     ==========    ========    ========     ========
Class II shares:
 Net assets, at value............................               $ 6,546,874
                                                                 ==========
 Shares outstanding..............................                   642,251
                                                                 ==========
 Net asset value per share*......................                   $10.19
                                                                 ==========


* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.


                        The accompanying notes are an integral part of these financial statements.


FRANKLIN MUNICIPAL SECURITIES TRUST

Financial Statements (cont.)

Statements of Operations
for the six months ended November 30, 1996 (unaudited)

                                                   Franklin     Franklin      Franklin     Franklin     Franklin
                                                   Arkansas    California      Hawaii      Tennessee   Washington
                                                   Municipal   High Yield     Municipal    Municipal    Municipal
                                                   Bond Fund Municipal Fund   Bond Fund    Bond Fund    Bond Fund
                                                    -------    ----------     --------     ---------    ---------
Investment income:
 Interest ......................................   $267,892   $ 4,892,469   $1,170,574    $  491,543    $233,738
                                                    -------    ----------     --------     ---------    ---------
Expenses:
 Management fees (Note 5) ......................     28,811       433,728      122,047        51,658      24,697
 Distribution fees- Class I (Note 5) ...........      3,589        64,969       17,512         7,062       2,241
 Distribution fees- Class II (Note 5) ..........         --        12,306           --            --          --
 Shareholder servicing costs (Note 5)...........      1,223        15,405        5,997         1,680         826
 Registration and filing fees...................      5,920         8,980        2,665         2,283       1,686
 Professional fees..............................      2,101         9,251        4,256         1,145       2,126
 Pricing service fees...........................      1,553         4,275        2,065         3,403       2,043
 Reports to shareholders .......................         --        10,441        4,246         1,287       1,104
 Custodian fees ................................        114           423          197           136          64
 Other..........................................      3,292           331        7,318         4,469       3,148
 Management fees waived by manager (Note 5) ....    (28,811)     (297,812)     (96,392)      (40,188)    (24,697)
 Other expenses assumed by manager (Note 5) ....    (13,222)           --           --            --      (9,356)
                                                    -------    ----------     --------     ---------    ---------
      Total expenses............................      4,570       262,297       69,911        32,935       3,882
                                                    -------    ----------     --------     ---------    ---------
      Net investment income.....................    263,322     4,630,172    1,100,663       458,608     229,856
                                                    -------    ----------     --------     ---------    ---------
Realized and unrealized gain
 (loss) on investments:
  Net realized gain (loss)......................     (3,113)     (284,917)      56,798        (8,220)        (87)
  Net unrealized appreciation...................    354,610     6,063,145    1,361,833       685,432     298,999
                                                    -------    ----------     --------     ---------    ---------
Net realized and unrealized gain on investments.    351,497     5,778,228    1,418,631       677,212     298,912
                                                    -------    ----------     --------     ---------    ---------
Net increase in net assets
 resulting from operations......................   $614,819   $10,408,400   $2,519,294    $1,135,820    $528,768
                                                    =======    ==========     ========     =========    =========


                        The accompanying notes are an integral part of these financial statements.



FRANKLIN MUNICIPAL SECURITIES TRUST

Financial Statements (cont.)

Statements of Changes in Net Assets
for the six months ended November 30, 1996 (unaudited) and the year ended May 31, 1996

                                    Franklin Arkansas      Franklin California High         Franklin Hawaii
                                   Municipal Bond Fund       Yield Municipal Fund         Municipal Bond Fund
                                   -------------------     ------------------------       -------------------
                                 Six months     Year       Six months        Year       Six months      Year
                                    ended       ended         ended          ended         ended        ended
                                  11/30/96     5/31/96      11/30/96        5/31/96      11/30/96      5/31/96
                                  ---------   ---------    ----------      ---------    ----------    ----------
Increase (decrease)
 in net assets:
 Operations:
  Net investment income.......   $  263,322  $  340,476    $ 4,630,172    $ 4,922,744  $ 1,100,663   $ 2,156,740
  Net realized gain (loss)
   from security transactions.       (3,113)     (2,503)      (284,917)      (275,621)      56,798      (122,116)
  Net unrealized appreciation
   (depreciation) on
   investments................      354,610     (96,898)     6,063,145     (1,356,026)   1,361,833      (371,355)
                                  ---------   ---------    ----------     ----------    ----------     ---------
      Net increase in net
       assets resulting
       from operations........      614,819     241,075     10,408,400      3,291,097    2,519,294     1,663,269
 Distributions to shareholders:
  From undistributed net
  investment income:
   Class I ...................     (257,255)   (335,368)    (4,546,835)    (5,000,226)  (1,079,821)   (2,147,284)
   Class II ..................           --          --       (101,878)          (536)          --            --
  In excess of net investment
  income:
   Class I ...................           --          --         (2,954)            --           --            --
   Class II ..................           --          --         (3,695)            --           --            --
 Increase (decrease) in net
  assets from capital share
  transactions (Note 2).......    1,631,821   4,126,099     52,138,237     69,133,506   (1,275,891)    2,461,396
                                  ---------   ---------    ----------     ----------    ----------     ---------
      Net increase in
       net assets.............    1,989,385   4,031,806     57,891,275     67,423,841      163,582     1,977,381
Net assets:
 Beginning of period..........    8,165,547   4,133,741    118,525,383     51,101,542   38,804,749    36,827,368
                                  ---------   ---------    ----------     ----------    ----------     ---------
 End of period................  $10,154,932  $8,165,547   $176,416,658   $118,525,383  $38,968,331   $38,804,749
                                  =========   =========    ==========     ==========    ==========     =========
Undistributed net investment
 income (accumulated distribu-
tions in excess of net invest-
ment income) included in net
assets:
  Beginning of period.........    $  36,889   $  31,781     $   18,541      $  96,559   $  124,725    $  115,269
                                  =========   =========    ==========     ==========    ==========     =========
  End of period...............    $  42,956   $  36,889     $   (6,649)     $  18,541   $  145,567    $  124,725
                                  =========   =========    ==========     ==========    ==========     =========


                        The accompanying notes are an integral part of these financial statements.


FRANKLIN MUNICIPAL SECURITIES TRUST

Financial Statements (cont.)

Statements of Changes in Net Assets (cont.)
for the six months ended November 30, 1996 (unaudited) and the year ended May 31, 1996

                                                                Franklin Tennessee         Franklin Washington
                                                                Municipal Bond Fund        Municipal Bond Fund
                                                                -------------------        -------------------
                                                             Six months       Year       Six months      Year
                                                                ended         ended         ended        ended
                                                              11/30/96       5/31/96      11/30/96      5/31/96
                                                              ---------     ---------    ----------     -------
Increase (decrease) in net assets:
 Operations:
  Net investment income...................................   $  458,608     $  531,567   $  229,856   $  360,705
  Net realized loss from security transactions ...........       (8,220)       (60,537)         (87)     (39,744)
  Net unrealized appreciation (depreciation) on investments     685,432       (131,830)     298,999      (33,367)
                                                              ---------     ---------    ----------     -------
      Net increase in net assets resulting from operations    1,135,820        339,200      528,768      287,594
 Distributions to shareholders from
  undistributed net investment income:
   Class I  ..............................................     (463,168)      (528,162)    (225,649)    (360,198)
Increase in net assets from capital
 share transactions (Note 2)..............................    4,092,857      8,159,263      119,031    2,049,769
                                                              ---------     ---------    ----------     -------
      Net increase in net assets .........................    4,765,509      7,970,301      422,150    1,977,165
Net assets:
 Beginning of period .....................................   13,956,279      5,985,978    7,717,962    5,740,797
                                                              ---------     ---------    ----------     -------
 End of period............................................  $18,721,788    $13,956,279   $8,140,112   $7,717,962
                                                              =========     =========    ==========     =======
Undistributed net investment income included in net assets:
 Beginning of period .....................................    $  45,525      $  42,120    $  36,979    $  36,472
                                                              =========     =========    ==========     =======
 End of period ...........................................    $  40,965      $  45,525    $  41,186    $  36,979
                                                              =========     =========    ==========     =======


                        The accompanying notes are an integral part of these financial statements.


FRANKLIN MUNICIPAL SECURITIES TRUST

Notes to Financial Statements (unaudited)




1. SIGNIFICANT ACCOUNTING POLICIES

Franklin Municipal Securities Trust (the Trust) is an open-end, management investment company (mutual fund), registered under the Investment Company Act of 1940, as amended. The Trust's shares are offered in five different non-diversified series (the Funds), consisting of the Franklin Arkansas
Municipal Bond Fund (the Arkansas Fund), Franklin California High Yield Municipal Fund (the California Fund), Franklin Hawaii Municipal Bond Fund (the Hawaii Fund), Franklin Tennessee Municipal Bond Fund (the Tennessee Fund), and Franklin Washington Municipal Bond Fund (the Washington Fund). Each of the Funds represents a separate series of the Trust and maintains a totally separate investment portfolio. Each fund seeks to provide tax-free income.

The California Fund offers two classes of shares, Class I and Class II. Class I shares are sold with a higher front-end sales charge than Class II shares. Each class of shares may be subject to a contingent deferred sales charge and has the same rights, except with respect to the effect of the respective sales charges, the distribution fees borne by each class, voting rights on matters affecting a single class and the exchange privilege of each class. The offering of Class II shares began May 1, 1996, at which time all previously outstanding shares became Class I shares.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

a. Security Valuations:

Tax-free bonds generally trade in the over-the-counter market rather than on a national securities exchange. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Trust may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions, under procedures approved by the Board of Trustees (the Board). Securities for which market quotations are not available are valued in accordance with procedures established by the Board.

b. Income Taxes:

The Funds intend to continue to qualify for the tax treatment applicable to regulated investment companies under the Internal Revenue Code and to make the requisite distributions to shareholders which will be sufficient to relieve the Funds from income and excise taxes. Each Fund is treated as a separate entity in the determination of compliance with the Internal Revenue Code.

c. Security Transactions:

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification.

d. Investment Income, Expenses and Distributions:

Distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. Original Issue discount and premium are amortized as required by the Internal Revenue Code. Realized and unrealized gains or losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The Funds normally declare dividends from their net investment income daily and distribute monthly. Daily allocations of net investment income will commence on the day following the receipt of an investor's funds. Dividends are normally declared each day the New York Stock Exchange is open for business and are equal to an amount per day set from time to time by the Board, and are payable to shareholders of record at the beginning of business on the ex-dividend date. Once each month dividends are reinvested in additional shares of the Funds, or paid in cash as requested by the shareholders.


1. SIGNIFICANT ACCOUNTING POLICIES (cont.)

d. Investment Income, Expenses and Distributions: (cont.)

Net realized capital gains and losses differ for financial statement and tax purposes primarily due to differing treatment of wash sale transactions.

e. Expense Allocation:

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. In all other respects, expenses are charged to each Fund as incurred on a specific identification basis.

f. Securities Purchased on a When-Issued Basis or Delayed Delivery Basis:

The Funds may trade securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. These securities are identified on the accompanying Statement of Investments in Securities and Net Assets. The Funds have set aside sufficient investment securities as collateral for these purchase commitments.

g. Accounting Estimates:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. TRUST SHARES

At November 30, 1996, there was an unlimited number of no par value shares of beneficial interest authorized. Transactions in each of the Funds' shares were as follows:

                                                Arkansas Fund         California Fund          Hawaii Fund
                                                ----------------------------------------------------------
Class I shares:                              Shares     Amount     Shares       Amount      Shares      Amount
                                             ------    ---------  --------     --------    --------    --------
Six Months Ended November 30, 1996
 Shares sold .............................  169,883  $1,754,634   6,102,438  $60,747,148   255,770   $ 2,744,802
 Shares issued in reinvestment
  of distributions .......................   16,478     170,933     160,749    1,603,186    42,608       455,832
 Shares redeemed .........................  (28,623)   (293,746) (1,643,816) (16,384,817) (417,339)   (4,476,525)
                                             ------    ---------  --------     --------    --------    --------
      Net increase (decrease) ............  157,738  $1,631,821   4,619,371  $45,965,517  (118,961)  $(1,275,891)
                                             ======    =========  ========     ========    ========    ========
Year Ended May 31, 1996
 Shares sold .............................  405,209  $4,184,101   8,327,567  $82,955,751   593,700   $ 6,341,723
 Shares issued in reinvestment
  of distributions .......................   24,410     252,441     188,536    1,872,314    89,821       959,122
 Shares redeemed .........................  (30,209)   (310,443) (1,602,938) (15,906,756) (454,099)   (4,839,449)
                                             ------    ---------  --------     --------    --------    --------
      Net increase .......................  399,410  $4,126,099   6,913,165  $68,921,309   229,422   $ 2,461,396
                                             ======    =========  ========     ========    ========    ========


2. TRUST SHARES (cont.)

                                                                         Tennessee Fund        Washington Fund
                                                                         --------------        ----------
                                                                       Shares     Amount     Shares     Amount
                                                                       -------   --------   --------   --------
Six Months Ended November 30, 1996
 Shares sold .......................................................  518,213   $5,468,399   46,399   $  463,261
 Shares issued in reinvestment of distributions ....................   27,657      292,541   16,062      159,942
 Shares redeemed ................................................... (157,504)  (1,668,083) (50,859)    (504,172)
                                                                       -------   --------   --------   --------
      Net increase .................................................  388,366   $4,092,857   11,602   $  119,031
                                                                       =======   ========   ========   ========
Year Ended May 31, 1996
 Shares sold .......................................................  800,118   $8,440,943  230,239   $2,275,967
 Shares issued in reinvestment of distributions ....................   32,775      345,901   26,993      268,155
 Shares redeemed ...................................................  (59,708)    (627,581) (49,709)    (494,353)
                                                                       -------   --------   --------   --------
      Net increase .................................................  773,185   $8,159,263  207,523   $2,049,769
                                                                       =======   ========   ========   ========

                                                                         California Fund
                                                                        ----------------
Class II shares:                                                       Shares     Amount
                                                                       -------   ---------
Six Months Ended November 30, 1996
 Shares sold .......................................................  624,082   $6,207,536
 Shares issued in reinvestment of distributions ....................    6,616       66,285
 Shares redeemed ...................................................  (10,064)    (101,101)
                                                                       -------   ---------
      Net increase .................................................  620,634   $6,172,720
                                                                       =======   =========
For the period May 1, 1996 (effective date) to May 31, 1996
 Shares sold .......................................................   21,567   $  211,700
 Shares issued in reinvestment of distributions ....................       50          497
                                                                       -------   ---------
      Net increase..................................................   21,617   $  212,197
                                                                       =======   =========


3. DISTRIBUTIONS AND CAPITAL LOSS CARRYOVERS

At May 31, 1996, for tax purposes, the Funds had capital loss carryovers as follows:

                                                          Arkansas  California    Hawaii    Tennessee  Washington
                                                            Fund       Fund        Fund       Fund        Fund
                                                           ------    --------     -------   ---------  ---------
Capital loss carryovers expiring:
 2001 .................................................   $    --         $ --   $ 10,752      $  --        $ --
 2002 .................................................        --           --    159,863         --          --
 2003 .................................................    36,658    1,769,137    551,385      4,395      84,798
 2004 .................................................     2,503        4,508     64,421         --      39,744
                                                           ------    --------     -------   ---------  ---------
                                                          $39,161   $1,773,645   $786,421    $ 4,395  $  124,542
                                                           ======    ========     =======   =========  =========



3. DISTRIBUTIONS AND CAPITAL LOSS CARRYOVERS (cont.)

From November 1, 1995 through May 31, 1996, the California Fund, Hawaii Fund and Tennessee Fund incurred $271,113, $57,695 and $60,885, respectively, of net realized capital losses. As permitted by tax regulations, the Funds intend to elect to defer these losses and treat them as having arisen in the year ended May 31, 1997.

For income tax purposes, the aggregate cost of securities is higher (and unrealized appreciation is lower) than for financial reporting purposes at November 30, 1996, by $6,913 in the Hawaii Fund.

4. PURCHASES AND SALES OF SECURITIES

Aggregate purchases and sales of securities (excluding purchases and sales of short-term securities) for the six months ended November 30, 1996, were as follows:

                                                    Arkansas    California     Hawaii      Tennessee   Washington
                                                      Fund         Fund         Fund         Fund         Fund
                                                    --------     ---------    --------      -------    ---------
Purchases.......................................   $1,809,913   $78,235,306  $2,608,990   $7,724,936    $598,818
Sales...........................................  $   458,782   $23,395,038  $3,922,395   $2,836,007    $421,915


5. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

a. Management Agreement:

Under the terms of a management agreement, Franklin Advisers, Inc. (Advisers), provides investment advice, administrative services, office space and facilities to each Fund, and receives fees computed monthly based on the average net assets of each Fund as follows:

                  Annualized Fee Rate    Average Daily Net Assets
                  -------------------    --------------------------------------------------
                       0.625%            First $100 million
                       0.50%             Over $100 million up to and including $250 million
                       0.45%             In excess of $250 million

Advisers agreed in advance to waive management fees and assume payment of other expenses for the Funds, aggregating $510,478, for the six months ended November 30, 1996.

Under an agreement, Franklin Templeton Services, Inc. (FT Services) provides administrative services and facilities for the Funds. The fee is paid by Advisers and computed monthly based on average daily net assets. It is not a separate expense of the Funds.

b. Shareholder Services Agreement:

Under the terms of a shareholder services agreement with Franklin/Templeton Investor Services, Inc. (Investor Services), the Funds pay costs on a per shareholder account basis. Shareholder servicing costs incurred by the Funds for the six months ended November 30, 1996, aggregated $25,131 of which $24,652 was paid to Investor Services.

5. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (cont.)

c. Distribution Plans and Underwriting Agreement:

Under the terms of distribution plans pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the Plans), the Hawaii Fund reimburses Franklin/Templeton Distributors, Inc. (Distributors), in an amount up to 0.10% per annum of the Fund's average daily net assets, the Arkansas Fund, Tennessee Fund and Washington Fund reimburse Distributors up to 0.15% per annum of the Funds' average daily net assets, and the California Fund reimburses Distributors up to a maximum of 0.15% per annum for Class I and 0.65% per annum for Class II, of the average daily net assets of such class of the Fund, for costs incurred in the promotion, offering and marketing of the Funds' shares. The Plans do not permit nor require payments of excess costs after termination. Fees incurred by the Funds under the Plans aggregated $107,679 for the six months ended November 30, 1996.

In its capacity as underwriter for the shares of the Funds, Distributors receives commissions on sales of the Funds' shares of beneficial interest. Commissions are deducted from the gross proceeds received from the sale of the shares of the Funds, and as such are not expenses of the Funds. Distributors may also make payments, out of its own resources, to the dealers for certain sales of the Funds' shares. Commissions received by Distributors, the amounts paid to other dealers, and any applicable contingent deferred sales charges for the six months ended November 30, 1996 were as follows:


                                                           Arkansas  California    Hawaii   Tennessee  Washington
Class I                                                      Fund       Fund        Fund      Fund        Fund
                                                            ------    --------     ------    --------   --------
Total commissions received ..............................   $62,165  $1,381,984   $72,291   $169,213     $15,319
Paid to other dealers ...................................   $58,386  $1,247,201   $65,918   $157,717     $14,343


Class II

Total commissions received ........................................    $108,390
Paid to other dealers .............................................   $  54,059
Contingent deferred sales charge ..................................    $    571

d. Other Affiliates and Related Party Transactions:

Certain officers and trustees of the Trust are also officers and/or directors of Distributors, Advisers, FT Services, and Investor Services, all wholly-owned subsidiaries of Franklin Resources, Inc. (Resources).

At November 30. 1996, Resources owned 26%, 14% and 33% of the Arkansas Fund, Tennessee Fund and Washington Fund, respectively.


6. CREDIT RISK

All of the Funds' investments are in the securities of issuers within their respective states and U.S. territories and possessions. Such concentration may subject the Funds more significantly to economic changes occurring within those states, U.S. territories and possessions.

7. FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the period by Fund, are as follows:

                        Per Share Operating Performance                             Ratios/Supplemental Data
                -----------------------------------------------                     ------------------------
                                         Total  Distri-                   Net                       Ratio of    Ratio of
           Net                           From   butions  Distri-          Asset                     Expenses      Net
          Asset     Net   Net Realized Invest- From Net  butions          Value          Net Assets to Average Investment
Period   Value at Invest- & Unrealized   ment   Invest-   From   Total   at End           at End    Net Assets   Income    Portfolio
Ended   Beginning  ment   Gain (Loss)   Opera-   ment    Capital Distri-   of     Total  of Period   (See       to Average Turnover
May 31, of Period Income on Securities  tions   Income    Gains  butions Period  Return+ (in 000's)  Note 5)++  Net Assets   Rate
------------------------------------------------------------------------------------------------------------------------------------
Arkansas Fund
19941    $10.00    $.01     $.050      $.060   $   --   $  --    $  --   $10.06    .60%   $ 2,213     .03%*      2.00%*        --%
1995      10.06     .51      .191       .701    (.441)     --    (.441)   10.32   7.27      4,134     .10        5.64       77.63
1996      10.32     .55     (.078)      .472    (.582)     --    (.582)   10.21   4.65      8,166     .10        5.69       19.22
19965     10.21     .24      .394       .634    (.244)     --    (.244)   10.60   6.77     10,155     .10*       5.76*       5.14

California Fund
Class I Shares:
19932     10.00     .03     (.060)     (.030)      --      --       --     9.97  (3.60)*    2,245      --        3.85*       8.89
1994       9.97     .53     (.199)      .331    (.558)  (.013)   (.571)    9.73   3.22     31,938     .07        6.14       40.74
1995       9.73     .66      .176       .836    (.636)     --    (.636)    9.93   9.08     51,102     .20        6.89       57.06
1996       9.93     .64     (.102)      .538    (.658)     --    (.658)    9.81   5.55    118,313     .35        6.49       28.02
19965      9.81     .32      .377       .697    (.317)**   --    (.317)   10.19   7.22    169,870     .34*       6.28*      15.91
Class II Shares:
19964      9.82     .05      .004       .054    (.054)     --    (.054)    9.82    .54        212     .91*       5.73*      28.02
19965      9.82     .29      .370       .660    (.290)**   --    (.290)   10.19   6.82      6,547     .89*       5.38*      15.91

Hawaii Fund
19923     10.00     .09      .158       .248    (.068)     --    (.068)   10.18   8.96*     2,978     --         4.55*         --
1993      10.18     .63      .634      1.264    (.644)     --    (.644)   10.80  12.77     18,657     --         5.95       48.70
1994      10.80     .62     (.459)      .161    (.601)     --    (.601)   10.36   1.35     26,904    .05         5.76       31.35
1995      10.36     .60      .310       .910    (.600)     --    (.600)   10.67   9.26     36,827    .20         6.02       22.88
1996      10.67     .60     (.128)      .472    (.602)     --    (.602)   10.54   4.49     38,805    .35         5.63       16.01
19965     10.54     .30      .397       .697    (.297)     --    (.297)   10.94   6.70     38,968    .36*        5.65*       6.93

Tennessee Fund
19941     10.00     .01      .100       .110       --      --       --    10.11   1.10      2,224    .03*        1.89*      22.64
1995      10.11     .52      .353       .873    (.453)     --    (.453)   10.53   8.97      5,986    .10         6.02       24.71
1996      10.53     .56     (.093)      .467    (.597)     --    (.597)   10.40   4.50     13,956    .33         5.67       27.23
19965     10.40     .29      .428       .718    (.298)     --    (.298)   10.82   7.00     18,722    .40*        5.56*      17.13



7. FINANCIAL HIGHLIGHTS (cont.)

                        Per Share Operating Performance                             Ratios/Supplemental Data
                -----------------------------------------------                     ------------------------
                                         Total  Distri-                   Net                       Ratio of    Ratio of
           Net                           From   butions  Distri-          Asset                     Expenses      Net
          Asset     Net   Net Realized Invest- From Net  butions          Value          Net Assets to Average Investment
Period   Value at Invest- & Unrealized   ment   Invest-   From   Total   at End           at End    Net Assets   Income    Portfolio
Ended   Beginning  ment   Gain (Loss)   Opera-   ment    Capital Distri-   of     Total  of Period   (See       to Average Turnover
May 31, of Period Income on Securities  tions   Income    Gains  butions Period  Return+ (in 000's)  Note 5)++  Net Assets   Rate
------------------------------------------------------------------------------------------------------------------------------------
Washington Fund

19932    $10.00    $.03    $(.040)    $(.010)   $  --    $ --     $ --    $9.99  (1.20)%* $ 2,198     --%        3.44%*        --%
1994       9.99     .51     (.464)      .046    (.472)  (.014)   (.486)    9.55   2.88      4,272    .05         5.59       39.52
1995       9.55     .56      .355       .915    (.565)     --    (.565)    9.90  10.10      5,741    .10         6.13       18.46
1996       9.90     .56     (.082)      .478    (.578)     --    (.578)    9.80   4.91      7,718    .10         5.81       19.13
19965      9.80     .29      .385       .675    (.285)     --    (.285)   10.19   6.99      8,140    .10*        5.83*       5.56


*Annualized

**Includes distributions in excess of net investment income in the amount of $0.0002 and $0.006 for Class I and Class II, respectively.

1For the period May 10, 1994 (effective date of registration) to May 31, 1994.

2For the period May 3, 1993 (effective date of registration) to May 31, 1993.

3For the period February 26, 1992 (effective date of registration) to May 31, 1992.

4For the period May 1, 1996 (effective date) to May 31, 1996.

5For the six months ended November 30, 1996.

+Total return measures the change in value of an investment over the period indicated. It is not annualized except where indicated. It does not include the maximum front-end sales charge or contingent deferred sales charge, and assumes reinvestment of dividends and capital gains at net asset value. Prior to May 1, 1994, dividends were reinvested at the maximum offering price, and capital gains at net asset value. Effective May 1, 1994, with the implementation of the Rule 12b-1 distribution plan for Class I shares, the sales charge on reinvested dividends was eliminated.

++During the periods indicated, Advisers agreed in advance to waive all or a portion of its management fees and to make payments of other expenses incurred by the Funds. Had such action not been taken, the ratios of expenses to average net assets would have been as follows:


                                             Ratio of
                                             Expenses
                                            to Average
                                            Net Assets
------------------------------------------------------
Arkansas Fund
 19941....................................     1.20%*
 1995.....................................     1.11
 1996.....................................     1.04
 19965....................................     1.02*

California Fund
Class I:
 19932....................................     1.42*
 1994.....................................      .87
 1995.....................................      .88
 1996.....................................      .81
 19965....................................      .74*

Class II:
 19964....................................     1.81
 19965....................................     1.27*


                                             Ratio of
                                             Expenses
                                            to Average
                                            Net Assets
------------------------------------------------------
Hawaii Fund
 19923....................................     1.57%*
 1993.....................................     1.06
 1994.....................................      .92
 1995.....................................      .87
 1996.....................................      .84
 19965....................................      .85*

Tennessee Fund
 19941....................................     1.05*
 1995.....................................      .92
 1996.....................................      .91
 19965....................................      .89*

Washington Fund
 19932....................................     1.44*
 1994.....................................      .71
 1995.....................................     1.05
 1996.....................................      .92
 19965....................................      .96*








Franklin Municipal Securities Trust Semi-Annual Report November 30, 1996.

APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING
(PURSUANT TO ITEM 304 (a) OF REGULATION S-T)

GRAPHIC MATERIAL (1)


This chart shows in pie chart format the fund's securities quality breakdown as a percentage of the fund's total long-term investments.

Quality Breakdown on November 30, 1996
AAA                                                41.8%
AA                                                 17.6%
A                                                  22.5%
BBB                                                18.1%


GRAPHIC MATERIAL (2)

This bar chart shows the comparison between the fund's disribution rate of 5.31% and the taxable equivalent distribution rate of 9.45%.


GRAPHIC MATERIAL (3)


This chart shows in pie chart format the fund's securities quality breakdown as a percentage of the fund's total long-term investments.

Quality Breakdown on November 30, 1996
AAA                                                10.3%
AA                                                  6.0%
A                                                  26.6%
BBB                                                41.3%
Below Investment Grade                      15.8%


GRAPHIC MATERIAL (4)

This bar chart shows the comparison between the fund's disribution rate of 5.86% and the taxable equivalent distribution rate of 10.69%, for Class I shares.


GRAPHIC MATERIAL (5)

This bar chart shows the comparison between the fund's disribution rate of 5.43% and the taxable equivalent distribution rate of 9.91%, for Class II shares.


GRAPHIC MATERIAL (6)


This chart shows in pie chart format the fund's securities quality breakdown as a percentage of the fund's total long-term investments.

Quality Breakdown on November 30, 1996
AAA                                                39.5%
AA                                                 25.5%
A                                                  21.7%
BBB                                                13.3%


GRAPHIC MATERIAL (7)

This bar chart shows the comparison between the fund's disribution rate of 5.25% and the taxable equivalent distribution rate of 9.65%, for Class I shares.


GRAPHIC MATERIAL (8)


This chart shows in pie chart format the fund's securities quality breakdown as a percentage of the fund's total long-term investments.

Quality Breakdown on November 30, 1996
AAA                                                47.4%
AA                                                 26.7%
A                                                  15.0%
BBB                                                10.9%


GRAPHIC MATERIAL (9)

This bar chart shows the comparison between the fund's disribution rate of 5.31% and the taxable equivalent distribution rate of 9.35%, for Class I shares.


GRAPHIC MATERIAL (10)


This chart shows in pie chart format the fund's securities quality breakdown as a percentage of the fund's total long-term investments.

Quality Breakdown on November 30, 1996
AAA                                                45.2%
AA                                                 28.9%
A                                                  11.4%
BBB                                                14.5%


GRAPHIC MATERIAL (11)

This bar chart shows the comparison between the fund's disribution rate of 5.41% and the taxable equivalent distribution rate of 8.96%, for Class I shares.